EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2-3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Core Net Interest Income	7
Reconciliation from Reported to Managed Summary	8

Business Detail
Line of Business Financial Highlights - Managed Basis	9
Consumer & Community Banking	10-11
Consumer & Business Banking	12
Mortgage Banking	13-16
Card, Merchant Services & Auto	17-18
Corporate & Investment Bank	19-21
Commercial Banking	22-23
Asset Management	24-26
Corporate/Private Equity	27-28
Credit-Related Information	29-32
Supplemental Detail
Capital and Other Selected Balance Sheet Items	33
Earnings Per Share and Related Information	34
Non-GAAP Financial Measures	35
Glossary of Terms (a)

(a)	Refer to the Firm’s Glossary of Terms on pages 341-345 and pages 186-191 of JPMorgan Chase’s 2013 Annual Report and its second quarter 2014 Form 10-Q, respectively.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q14 Change						2014 Change
SELECTED INCOME STATEMENT DATA	3Q14		2Q14		1Q14	4Q13	3Q13	2Q14	3Q13	2014		2013		2013
Reported Basis
Total net revenue	$24,246		$24,454		$22,993	$23,156	$23,117	(1)%	5%	$71,693		$73,450		(2)%
Total noninterest expense	15,798		15,431		14,636	15,552	23,626	2	(33)	45,865		54,915		(16)
Pre-provision profit/(loss)	8,448		9,023		8,357	7,604	(509)	(6)	NM	25,828		18,535		39
Provision for credit losses	757		692		850	104	(543)	9	NM	2,299		121		NM
NET INCOME/(LOSS)	5,572		5,985		5,274	5,278	(380)	(7)	NM	16,831		12,645		33

Managed Basis (a)
Total net revenue	25,159		25,349		23,863	24,112	23,880	(1)	5	74,371		75,686		(2)
Total noninterest expense	15,798		15,431		14,636	15,552	23,626	2	(33)	45,865		54,915		(16)
Pre-provision profit	9,361		9,918		9,227	8,560	254	(6)	NM	28,506		20,771		37
Provision for credit losses	757		692		850	104	(543)	9	NM	2,299		121		NM
NET INCOME/(LOSS)	5,572		5,985		5,274	5,278	(380)	(7)	NM	16,831		12,645		33

EARNINGS PER SHARE DATA
Net income/(loss): Basic	$1.37		$1.47		$1.29	$1.31	$(0.17)	(7)	NM	$4.13		$3.08		34
Diluted	1.36		1.46		1.28	1.30	(0.17)	(7)	NM	4.10		3.05		34
Average shares: Basic	3,755.4		3,780.6		3,787.2	3,762.1	3,767.0	(1)	—	3,774.4		3,789.2		—
Diluted	3,788.7		3,812.5		3,823.6	3,797.1	3,767.0	(1)	1	3,808.3		3,820.9		—

MARKET AND PER COMMON SHARE DATA
Market capitalization	$225,188		$216,725		$229,770	$219,657	$194,312	4	16	$225,188		$194,312		16
Common shares at period-end	3,738.2		3,761.3		3,784.7	3,756.1	3,759.2	(1)	(1)	3,738.2		3,759.2		(1)
Closing share price (b)	$60.24		$57.62		$60.71	$58.48	$51.69	5	17	$60.24		$51.69		17
Book value per share	56.50		55.53		54.05	53.25	52.01	2	9	56.50		52.01		9
Tangible book value per share (c)	44.13		43.17		41.73	40.81	39.51	2	12	44.13		39.51		12
Cash dividends declared per share	0.40		0.40	(h)	0.38	0.38	0.38	—	5	1.18	(h)	1.06	(h)	11

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	10%		11%		10%	10%	(1)%			10%		8%
Return on tangible common equity (“ROTCE”) (c)	13		14		13	14	(2)			13		11
Return on assets	0.90		0.99		0.89	0.87	(0.06)			0.93		0.71

CAPITAL RATIOS (e)
Common Equity Tier 1 (“CET1”) capital ratio	10.2	(g)	9.8		10.9	10.7	10.5			10.2	(g)	10.5
Tier 1 capital ratio	11.5	(g)	11.1		12.1	11.9	11.7			11.5	(g)	11.7
Total capital ratio	12.7	(g)	12.5		14.5	14.4	14.3			12.7	(g)	14.3

95% CONFIDENCE LEVEL- TOTAL VaR (f)
Average VaR	$36		$55		$42	$44	$47	(35)	(23)	$44		$55		(20)

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Summary on page 8.

(b)	Share price shown is from the New York Stock Exchange. The common stock is also listed and traded on the London Stock Exchange and the Tokyo Stock Exchange.

(c)
Tangible book value per share and ROTCE are non-GAAP financial measures. Tangible book value per share represents tangible common equity divided by common shares at period-end. ROTCE measures the Firm's annualized earnings as a percentage of tangible common equity. For further discussion of these measures, see page 35.

(d)	Ratios are based upon annualized amounts.

(e)
Basel III Transitional rules became effective on January 1, 2014; all prior period data is based on Basel I rules. As of September 30, 2014, and June 30, 2014, the ratios presented are calculated under the Basel III Advanced Transitional Approach. As of March 31, 2014, the ratios presented are calculated under the Basel III Standardized Transitional Approach. See footnote (a) on page 33 for additional information on Basel III. CET1 capital under Basel III replaced Tier 1 common capital under Basel I. Prior to Basel III becoming effective on January 1, 2014, Tier 1 common capital under Basel I was a non-GAAP financial measure. For further discussion of Tier 1 common capital, see page 35.

(f)
The increase in average VaR during the three months ended June 30, 2014 was due to a change in the MSR hedge position in Mortgage Banking in advance of an anticipated update to certain MSR model assumptions. When such updates were implemented, VaR decreased to prior levels. The MSR model and assumptions are continuously evaluated and periodically updated to reflect recent market behavior. Mortgage Banking average VaR was $3 million, $20 million, $5 million, $6 million and $10 million for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively, and $9 million and $15 million for the nine months ended September 30, 2014 and 2013, respectively. For information regarding CIB VaR, see Corporate and Investment Bank on page 21.

(g)	Estimated.

(h)
On May 20, 2014, the Board of Directors increased the quarterly common stock dividend from $0.38 to $0.40 per share. On May 21, 2013, the Board increased the quarterly common stock dividend from $0.30 to $0.38 per share.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,527,005	$2,520,336	$2,476,986	$2,415,689	$2,463,309	—%	3%	$2,527,005	$2,463,309	3%
Loans:
Consumer, excluding credit card loans	288,860	289,178	288,168	289,063	288,350	—	—	288,860	288,350	—
Credit card loans	126,959	126,129	121,816	127,791	123,982	1	2	126,959	123,982	2
Wholesale loans	327,438	331,676	320,987	321,564	316,347	(1)	4	327,438	316,347	4
Total Loans	743,257	746,983	730,971	738,418	728,679	—	2	743,257	728,679	2
Deposits	1,334,534	1,319,751	1,282,705	1,287,765	1,281,102	1	4	1,334,534	1,281,102	4
Long-term debt (a)	268,721	269,929	274,512	267,889	263,372	—	2	268,721	263,372	2
Common stockholders’ equity	211,214	208,851	204,572	200,020	195,512	1	8	211,214	195,512	8
Total stockholders’ equity	231,277	227,314	219,655	211,178	206,670	2	12	231,277	206,670	12

Loans-to-deposits ratio	56%	57%	57%	57%	57%			56%	57%

Headcount	242,388	245,192	246,994	251,196	255,041	(1)	(5)	242,388	255,041	(5)

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$2,468	$2,443	$1,936	$2,372	$2,702	1	(9)	$6,847	$8,377	(18)
Corporate & Investment Bank	1,485	1,963	1,979	858	2,240	(24)	(34)	5,427	7,688	(29)
Commercial Banking	649	658	578	693	665	(1)	(2)	1,885	1,882	—
Asset Management	572	552	441	568	476	4	20	1,565	1,463	7
Corporate/Private Equity	398	369	340	787	(6,463)	8	NM	1,107	(6,765)	NM
NET INCOME/(LOSS)	$5,572	$5,985	$5,274	$5,278	$(380)	(7)	NM	$16,831	$12,645	33

(a)
Included unsecured long-term debt of $204.7 billion, $205.6 billion, $206.1 billion, $199.4 billion and $199.2 billion for the periods ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
REVENUE	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
Investment banking fees	$1,538	$1,751	$1,420	$1,685	$1,507	(12)%	2%	$4,709	$4,669	1%
Principal transactions (a)	2,966	2,908	3,322	(42)	2,662	2	11	9,196	10,183	(10)
Lending- and deposit-related fees	1,479	1,463	1,405	1,469	1,519	1	(3)	4,347	4,476	(3)
Asset management, administration and commissions	3,978	4,007	3,836	3,975	3,667	(1)	8	11,821	11,131	6
Securities gains	6	12	30	8	26	(50)	(77)	48	659	(93)
Mortgage fees and related income	903	1,291	514	1,089	841	(30)	7	2,708	4,116	(34)
Card income	1,537	1,549	1,408	1,582	1,518	(1)	1	4,494	4,440	1
Other income	732	675	391	2,483	602	8	22	1,798	1,364	32
Noninterest revenue	13,139	13,656	12,326	12,249	12,342	(4)	6	39,121	41,038	(5)
Interest income (b)	12,926	12,861	12,793	13,166	13,066	1	(1)	38,580	39,503	(2)
Interest expense (b)	1,819	2,063	2,126	2,259	2,291	(12)	(21)	6,008	7,091	(15)
Net interest income	11,107	10,798	10,667	10,907	10,775	3	3	32,572	32,412	—
TOTAL NET REVENUE	24,246	24,454	22,993	23,156	23,117	(1)	5	71,693	73,450	(2)

Provision for credit losses	757	692	850	104	(543)	9	NM	2,299	121	NM

NONINTEREST EXPENSE
Compensation expense	7,831	7,610	7,859	7,052	7,325	3	7	23,300	23,758	(2)
Occupancy expense	978	973	952	941	947	1	3	2,903	2,752	5
Technology, communications and equipment expense	1,465	1,433	1,411	1,376	1,356	2	8	4,309	4,049	6
Professional and outside services	1,907	1,932	1,786	2,109	1,897	(1)	1	5,625	5,532	2
Marketing	610	650	564	745	588	(6)	4	1,824	1,755	4
Other expense (c)	2,956	2,701	1,933	3,136	11,373	9	(74)	7,590	16,625	(54)
Amortization of intangibles	51	132	131	193	140	(61)	(64)	314	444	(29)
TOTAL NONINTEREST EXPENSE	15,798	15,431	14,636	15,552	23,626	2	(33)	45,865	54,915	(16)
Income before income tax expense	7,691	8,331	7,507	7,500	34	(8)	NM	23,529	18,414	28
Income tax expense	2,119	2,346	2,233	2,222	414	(10)	412	6,698	5,769	16
NET INCOME/(LOSS)	$5,572	$5,985	$5,274	$5,278	$(380)	(7)	NM	$16,831	$12,645	33

NET INCOME PER COMMON SHARE DATA
Basic earnings	$1.37	$1.47	$1.29	$1.31	$(0.17)	(7)	NM	$4.13	$3.08	34
Diluted earnings	1.36	1.46	1.28	1.30	(0.17)	(7)	NM	4.10	3.05	34

FINANCIAL RATIOS
Return on common equity (d)	10%	11%	10%	10%	(1)%			10%	8%
Return on tangible common equity (d)(e)	13	14	13	14	(2)			13	11
Return on assets (d)	0.90	0.99	0.89	0.87	(0.06)			0.93	0.71
Effective income tax rate	28	28	30	30	NM			28	31
Overhead ratio	65	63	64	67	102			64	75

(a)	Included a $(1.5) billion loss in the fourth quarter of 2013 as a result of implementing a funding valuation adjustment (“FVA”) framework for OTC derivatives and structured notes.

(b)	Effective January 1, 2014, prior period amounts were reclassified to conform with current period presentation.

(c)
Included Firmwide legal expense of $1.1 billion, $0.7 billion, $0.8 billion, and $9.3 billion for the three months ended September 30, 2014, June 30, 2014, December 31, 2013 and September 30, 2013, respectively; legal expense for the three months ended March 31, 2014 was not material, and $1.8 billion and $10.3 billion for the nine months ended September 30, 2014 and 2013, respectively.

(d)	Ratios are based upon annualized amounts.

(e)	For further discussion of ROTCE see pages 2 and 35.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
								Sep 30, 2014
								Change
	Sep 30,	Jun 30,		Mar 31,		Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2014	2014		2014		2013	2013	2014	2013
ASSETS
Cash and due from banks	$25,372	$27,523		$26,321		$39,771	$30,664	(8)%	(17)%
Deposits with banks	414,312	393,909		372,531		316,051	371,445	5	12
Federal funds sold and securities purchased under
resale agreements	214,336	248,149		265,168		248,116	235,916	(14)	(9)
Securities borrowed	118,873	113,967		122,021		111,465	122,438	4	(3)
Trading assets:
Debt and equity instruments	338,204	330,165		315,932		308,905	316,560	2	7
Derivative receivables	72,453	62,378		59,272		65,759	66,788	16	8
Securities	366,358	361,918		351,850		354,003	356,556	1	3
Loans	743,257	746,983		730,971		738,418	728,679	—	2
Less: Allowance for loan losses	14,889	15,326		15,847		16,264	17,571	(3)	(15)
Loans, net of allowance for loan losses	728,368	731,657		715,124		722,154	711,108	—	2
Accrued interest and accounts receivable	75,504	78,677	(a)	74,612	(a)	65,160	66,269	(4)	14
Premises and equipment	15,177	15,216		14,919		14,891	14,876	—	2
Goodwill	47,970	48,110		48,065		48,081	48,100	—	—
Mortgage servicing rights	8,236	8,347		8,552		9,614	9,490	(1)	(13)
Other intangible assets	1,274	1,339		1,489		1,618	1,817	(5)	(30)
Other assets	100,568	98,981	(a)	101,130	(a)	110,101	111,282	2	(10)
TOTAL ASSETS	$2,527,005	$2,520,336		$2,476,986		$2,415,689	$2,463,309	—	3

LIABILITIES
Deposits	$1,334,534	$1,319,751		$1,282,705		$1,287,765	$1,281,102	1	4
Federal funds purchased and securities loaned or sold
under repurchase agreements	198,746	216,561		217,442		181,163	218,728	(8)	(9)
Commercial paper	59,960	63,804		60,825		57,848	53,741	(6)	12
Other borrowed funds	31,892	34,713		31,951		27,994	30,436	(8)	5
Trading liabilities:
Debt and equity instruments	84,305	87,861		91,471		80,430	87,334	(4)	(3)
Derivative payables	58,951	50,795		49,138		57,314	60,785	16	(3)
Accounts payable and other liabilities	211,055	203,885		202,499		194,491	212,283	4	(1)
Beneficial interests issued by consolidated VIEs	47,564	45,723		46,788		49,617	48,858	4	(3)
Long-term debt	268,721	269,929		274,512		267,889	263,372	—	2
TOTAL LIABILITIES	2,295,728	2,293,022		2,257,331		2,204,511	2,256,639	—	2

STOCKHOLDERS’ EQUITY
Preferred stock	20,063	18,463		15,083		11,158	11,158	9	80
Common stock	4,105	4,105		4,105		4,105	4,105	—	—
Capital surplus	93,060	92,879		92,623		93,828	93,555	—	(1)
Retained earnings	127,234	123,497		119,318		115,756	112,135	3	13
Accumulated other comprehensive income	3,266	3,438		2,276		1,199	390	(5)	NM
Shares held in RSU Trust, at cost	(21)	(21)		(21)		(21)	(21)	—	—
Treasury stock, at cost	(16,430)	(15,047)		(13,729)		(14,847)	(14,652)	(9)	(12)
TOTAL STOCKHOLDERS’ EQUITY	231,277	227,314		219,655		211,178	206,670	2	12
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,527,005	$2,520,336		$2,476,986		$2,415,689	$2,463,309	—	3

(a)	Prior period amounts were reclassified to conform with current period presentation due to the adoption of new accounting guidance. For further information, see footnote (a) on page 30.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
AVERAGE BALANCES	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
ASSETS
Deposits with banks	$362,434	$334,953	$319,130	$329,322	$321,271	8%	13%	$338,998	$248,628	36%
Federal funds sold and securities purchased under
resale agreements	224,088	237,440	245,389	233,149	229,730	(6)	(2)	235,561	231,035	2
Securities borrowed	118,014	114,905	118,227	117,730	119,950	3	(2)	117,048	118,492	(1)
Trading assets - debt instruments	213,335	204,242	202,387	208,032	212,228	4	1	206,695	234,420	(12)
Securities	360,365	353,278	348,771	348,223	351,648	2	2	354,180	359,748	(2)
Loans	741,831	737,613	730,312	729,621	723,538	1	3	736,628	725,381	2
Other assets (a)	41,718	41,514	41,430	39,384	39,048	—	7	41,555	40,655	2
Total interest-earning assets	2,061,785	2,023,945	2,005,646	2,005,461	1,997,413	2	3	2,030,665	1,958,359	4
Trading assets - equity instruments	118,201	121,184	112,525	111,051	103,347	(2)	14	117,324	113,229	4
Trading assets - derivative receivables	65,786	60,830	64,820	68,709	71,657	8	(8)	63,815	73,950	(14)
All other noninterest-earning assets	209,100	214,677	219,713	222,380	217,352	(3)	(4)	214,458	225,300	(5)
TOTAL ASSETS	$2,454,872	$2,420,636	$2,402,704	$2,407,601	$2,389,769	1	3	$2,426,262	$2,370,838	2
LIABILITIES
Interest-bearing deposits	$865,041	$863,163	$866,759	$860,067	$832,192	—	4	$864,981	$810,215	7
Federal funds purchased and securities loaned or
sold under repurchase agreements	213,975	212,555	200,918	207,747	231,938	1	(8)	209,197	248,932	(16)
Commercial paper	59,359	59,760	58,682	54,098	53,287	(1)	11	59,270	53,588	11
Trading liabilities - debt, short-term and other liabilities (b)	219,666	221,001	214,810	211,414	213,261	(1)	3	218,510	200,022	9
Beneficial interests issued by consolidated VIEs	47,336	47,407	49,058	49,866	52,522	—	(10)	47,927	56,506	(15)
Long-term debt	266,639	271,194	269,403	265,676	265,396	(2)	—	269,069	263,547	2
Total interest-bearing liabilities	1,672,016	1,675,080	1,659,630	1,648,868	1,648,596	—	1	1,668,954	1,632,810	2
Noninterest-bearing deposits	404,634	380,836	377,520	381,242	364,495	6	11	387,763	361,346	7
Trading liabilities - equity instruments	17,385	15,505	16,432	15,209	14,696	12	18	16,444	13,884	18
Trading liabilities - derivative payables	51,524	49,487	53,143	60,011	63,378	4	(19)	51,379	66,083	(22)
All other noninterest-bearing liabilities	81,090	77,806	80,626	94,753	89,419	4	(9)	79,842	89,396	(11)
TOTAL LIABILITIES	2,226,649	2,198,714	2,187,351	2,200,083	2,180,584	1	2	2,204,382	2,163,519	2
Preferred stock	18,602	15,763	13,556	11,158	11,953	18	56	15,992	10,894	47
Common stockholders’ equity	209,621	206,159	201,797	196,360	197,232	2	6	205,888	196,425	5
TOTAL STOCKHOLDERS’ EQUITY	228,223	221,922	215,353	207,518	209,185	3	9	221,880	207,319	7
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,454,872	$2,420,636	$2,402,704	$2,407,601	$2,389,769	1	3	$2,426,262	$2,370,838	2

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.33%	0.33%	0.33%	0.32%	0.33%			0.33%	0.35%
Federal funds sold and securities purchased under
resale agreements	0.71	0.67	0.72	0.77	0.84			0.70	0.86
Securities borrowed (d)	(0.50)	(0.46)	(0.30)	(0.19)	(0.12)			(0.42)	(0.08)
Trading assets - debt instruments (e)	3.49	3.62	3.59	3.60	3.60			3.57	3.60
Securities	2.73	2.79	2.77	2.61	2.40			2.76	2.23
Loans	4.33	4.40	4.49	4.54	4.57			4.40	4.66
Other assets (a)	1.63	1.66	1.58	1.62	1.54			1.63	1.24
Total interest-earning assets (e)	2.54	2.60	2.63	2.64	2.63			2.59	2.73

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.18	0.19	0.20	0.22	0.25			0.19	0.26
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.25	0.30	0.33	0.28	0.19			0.29	0.23
Commercial paper	0.22	0.23	0.23	0.21	0.21			0.22	0.21
Trading liabilities - debt, short-term and other liabilities (b)(d)(e)	0.12	0.48	0.44	0.56	0.54			0.34	0.54
Beneficial interests issued by consolidated VIEs	0.82	0.89	0.87	0.84	0.85			0.86	0.88
Long-term debt	1.61	1.61	1.76	1.81	1.85			1.66	1.92
Total interest-bearing liabilities (e)	0.43	0.49	0.52	0.54	0.55			0.48	0.58

INTEREST RATE SPREAD (e)	2.11%	2.11%	2.11%	2.10%	2.08%			2.11%	2.15%
NET YIELD ON INTEREST-EARNING ASSETS	2.19%	2.19%	2.20%	2.20%	2.18%			2.19%	2.25%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is the result of increased client-driven demand for certain securities combined with the impact of low interest rates; the offset of this stock borrow activity is reflected as lower net interest expense reported within trading liabilities - debt, short-term and other liabilities.

(e)	Effective January 1, 2014, prior period amounts were reclassified to conform with current period presentation.

JPMORGAN CHASE & CO.
CORE NET INTEREST INCOME
(in millions, except rates)

In addition to reviewing net interest income on a managed basis, management also reviews core net interest income to assess the performance of its core lending, investing (including asset-liability management) and deposit-raising activities. Core net interest income excludes the impact of Corporate & Investment Bank’s (“CIB’s”) market-based activities. Because of the exclusion of CIB’s market-based net interest income and the related assets, the core data presented below are non-GAAP financial measures. Management believes this exclusion provides investors and analysts a more meaningful measure by which to analyze the non-market-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on core lending, investing and deposit-raising activities. For a further discussion of these measures, see Explanation and Reconciliation of the Firm’s Use of Non-GAAP Financial Measures on pages 82-83 of the Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Annual Report”).

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
CORE NET INTEREST INCOME DATA (a)
Net interest income - managed basis (b)(c)	$11,360	$11,042	$10,893	$11,096	$10,956	3	4%	$33,295	$32,920	1%
Less: Market-based net interest income	1,239	1,030	1,056	1,093	1,109	20	12	3,325	3,886	(14)
Core net interest income (b)	$10,121	$10,012	$9,837	$10,003	$9,847	1	3	$29,970	$29,034	3

Average interest-earning assets	$2,061,785	$2,023,945	$2,005,646	$2,005,461	$1,997,413	2	3	$2,030,665	$1,958,359	4
Less: Average market-based earning assets	513,051	502,413	507,499	501,716	493,780	2	4	507,675	505,062	1
Core average interest-earning assets	$1,548,734	$1,521,532	$1,498,147	$1,503,745	$1,503,633	2	3	$1,522,990	$1,453,297	5

Net interest yield on interest-earning assets -
managed basis	2.19%	2.19%	2.20%	2.20%	2.18%			2.19%	2.25%
Net interest yield on market-based activities	0.96	0.82	0.84	0.86	0.89			0.88	1.03
Core net interest yield on core average interest-earning assets	2.59	2.64	2.66	2.64	2.60			2.63	2.67

(a)
Includes core lending, investing and deposit-raising activities on a managed basis across each of the business segments and Corporate/Private Equity; excludes the market-based activities within the CIB.

(b)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(c)	For a reconciliation of net interest income on a reported and managed basis, see Reconciliation from Reported to Managed Summary on page 8.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions, except ratios)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 35.
The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
OTHER INCOME
Other income - reported	$732	$675	$391	$2,483	$602	8%	22%	$1,798	$1,364	32%
Fully taxable-equivalent adjustments (a)	660	651	644	767	582	1	13	1,955	1,728	13
Other income - managed	$1,392	$1,326	$1,035	$3,250	$1,184	5	18	$3,753	$3,092	21

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$13,139	$13,656	$12,326	$12,249	$12,342	(4)	6	$39,121	$41,038	(5)
Fully taxable-equivalent adjustments (a)	660	651	644	767	582	1	13	1,955	1,728	13
Total noninterest revenue - managed	$13,799	$14,307	$12,970	$13,016	$12,924	(4)	7	$41,076	$42,766	(4)

NET INTEREST INCOME
Net interest income - reported	$11,107	$10,798	$10,667	$10,907	$10,775	3	3	$32,572	$32,412	—
Fully taxable-equivalent adjustments (a)	253	244	226	189	181	4	40	723	508	42
Net interest income - managed	$11,360	$11,042	$10,893	$11,096	$10,956	3	4	$33,295	$32,920	1

TOTAL NET REVENUE
Total net revenue - reported	$24,246	$24,454	$22,993	$23,156	$23,117	(1)	5	$71,693	$73,450	(2)
Fully taxable-equivalent adjustments (a)	913	895	870	956	763	2	20	2,678	2,236	20
Total net revenue - managed	$25,159	$25,349	$23,863	$24,112	$23,880	(1)	5	$74,371	$75,686	(2)

PRE-PROVISION PROFIT/(LOSS)
Pre-provision profit - reported	$8,448	$9,023	$8,357	$7,604	$(509)	(6)	NM	$25,828	$18,535	39
Fully taxable-equivalent adjustments (a)	913	895	870	956	763	2	20	2,678	2,236	20
Pre-provision profit - managed	$9,361	$9,918	$9,227	$8,560	$254	(6)	NM	$28,506	$20,771	37

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$7,691	$8,331	$7,507	$7,500	$34	(8)	NM	$23,529	$18,414	28
Fully taxable-equivalent adjustments (a)	913	895	870	956	763	2	20	2,678	2,236	20
Income before income tax expense - managed	$8,604	$9,226	$8,377	$8,456	$797	(7)	NM	$26,207	$20,650	27

INCOME TAX EXPENSE
Income tax expense - reported	$2,119	$2,346	$2,233	$2,222	$414	(10)	412	$6,698	$5,769	16
Fully taxable-equivalent adjustments (a)	913	895	870	956	763	2	20	2,678	2,236	20
Income tax expense - managed	$3,032	$3,241	$3,103	$3,178	$1,177	(6)	158	$9,376	$8,005	17

OVERHEAD RATIO
Overhead ratio - reported	65%	63%	64%	67%	102%			64%	75%
Overhead ratio - managed	63	61	61	64	99			62	73

(a)	Predominantly recognized in the CIB and Commercial Banking (“CB”) business segments and Corporate/Private Equity.

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$11,267	$11,431	$10,460	$11,314	$11,082	(1)%	2%	$33,158	$34,712	(4)%
Corporate & Investment Bank	8,787	8,991	8,606	6,020	8,189	(2)	7	26,384	28,205	(6)
Commercial Banking	1,667	1,701	1,651	1,847	1,725	(2)	(3)	5,019	5,126	(2)
Asset Management	3,016	2,956	2,778	3,179	2,763	2	9	8,750	8,141	7
Corporate/Private Equity	422	270	368	1,752	121	56	249	1,060	(498)	NM
TOTAL NET REVENUE	$25,159	$25,349	$23,863	$24,112	$23,880	(1)	5	$74,371	$75,686	(2)

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,305	$6,456	$6,437	$7,321	$6,867	(2)	(8)	$19,198	$20,521	(6)
Corporate & Investment Bank	6,035	6,058	5,604	4,892	4,999	—	21	17,697	16,852	5
Commercial Banking	668	675	686	653	661	(1)	1	2,029	1,957	4
Asset Management	2,081	2,062	2,075	2,245	2,003	1	4	6,218	5,771	8
Corporate/Private Equity	709	180	(166)	441	9,096	294	(92)	723	9,814	(93)
TOTAL NONINTEREST EXPENSE	$15,798	$15,431	$14,636	$15,552	$23,626	2	(33)	$45,865	$54,915	(16)

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,962	$4,975	$4,023	$3,993	$4,215	—	18	$13,960	$14,191	(2)
Corporate & Investment Bank	2,752	2,933	3,002	1,128	3,190	(6)	(14)	8,687	11,353	(23)
Commercial Banking	999	1,026	965	1,194	1,064	(3)	(6)	2,990	3,169	(6)
Asset Management	935	894	703	934	760	5	23	2,532	2,370	7
Corporate/Private Equity	(287)	90	534	1,311	(8,975)	NM	97	337	(10,312)	NM
PRE-PROVISION PROFIT	$9,361	$9,918	$9,227	$8,560	$254	(6)	NM	$28,506	$20,771	37

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$902	$852	$816	$72	$(267)	6	NM	$2,570	$263	NM
Corporate & Investment Bank	(67)	(84)	49	(19)	(218)	(20)	(69)	(102)	(213)	(52)
Commercial Banking	(79)	(67)	5	43	(41)	18	93	(141)	42	NM
Asset Management	9	1	(9)	21	—	NM	NM	1	44	(98)
Corporate/Private Equity	(8)	(10)	(11)	(13)	(17)	20	53	(29)	(15)	(93)
PROVISION FOR CREDIT LOSSES	$757	$692	$850	$104	$(543)	9	NM	$2,299	$121	NM

NET INCOME/(LOSS)
Consumer & Community Banking	$2,468	$2,443	$1,936	$2,372	$2,702	1	(9)	$6,847	$8,377	(18)
Corporate & Investment Bank	1,485	1,963	1,979	858	2,240	(24)	(34)	5,427	7,688	(29)
Commercial Banking	649	658	578	693	665	(1)	(2)	1,885	1,882	—
Asset Management	572	552	441	568	476	4	20	1,565	1,463	7
Corporate/Private Equity	398	369	340	787	(6,463)	8	NM	1,107	(6,765)	NM
TOTAL NET INCOME/(LOSS)	$5,572	$5,985	$5,274	$5,278	$(380)	(7)	NM	$16,831	$12,645	33

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$804	$750	$703	$753	$780	7%	3%	$2,257	$2,230	1%
Asset management, administration and commissions	534	521	503	507	515	2	4	1,558	1,609	(3)
Mortgage fees and related income	902	1,290	514	1,087	839	(30)	8	2,706	4,108	(34)
Card income	1,478	1,486	1,348	1,518	1,460	(1)	1	4,312	4,267	1
All other income	496	421	366	399	367	18	35	1,283	1,074	19
Noninterest revenue	4,214	4,468	3,434	4,264	3,961	(6)	6	12,116	13,288	(9)
Net interest income	7,053	6,963	7,026	7,050	7,121	1	(1)	21,042	21,424	(2)
TOTAL NET REVENUE	11,267	11,431	10,460	11,314	11,082	(1)	2	33,158	34,712	(4)

Provision for credit losses	902	852	816	72	(267)	6	NM	2,570	263	NM

NONINTEREST EXPENSE
Compensation expense	2,627	2,637	2,739	2,765	2,949	—	(11)	8,003	8,921	(10)
Noncompensation expense	3,656	3,725	3,604	4,458	3,817	(2)	(4)	10,985	11,282	(3)
Amortization of intangibles	22	94	94	98	101	(77)	(78)	210	318	(34)
TOTAL NONINTEREST EXPENSE	6,305	6,456	6,437	7,321	6,867	(2)	(8)	19,198	20,521	(6)

Income before income tax expense	4,060	4,123	3,207	3,921	4,482	(2)	(9)	11,390	13,928	(18)
Income tax expense	1,592	1,680	1,271	1,549	1,780	(5)	(11)	4,543	5,551	(18)
NET INCOME	$2,468	$2,443	$1,936	$2,372	$2,702	1	(9)	$6,847	$8,377	(18)

FINANCIAL RATIOS
ROE	19%	19%	15%	20%	23%			18%	24%
Overhead ratio	56	56	62	65	62			58	59

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$448,033	$447,277	$441,502	$452,929	$451,166	—	(1)	$448,033	$451,166	(1)
Trading assets - loans (a)	10,750	7,409	6,869	6,832	10,309	45	4	10,750	10,309	4
Loans:
Loans retained	390,709	390,211	386,314	393,351	390,345	—	—	390,709	390,345	—
Loans held-for-sale	876	1,472	542	940	449	(40)	95	876	449	95
Total loans	391,585	391,683	386,856	394,291	390,794	—	—	391,585	390,794	—
Deposits	493,249	488,681	487,674	464,412	458,867	1	7	493,249	458,867	7
Equity (b)	51,000	51,000	51,000	46,000	46,000	—	11	51,000	46,000	11

SELECTED BALANCE SHEET DATA (average)
Total assets	$447,121	$443,204	$450,424	$450,987	$453,881	1	(1)	$446,904	$458,315	(2)
Trading assets - loans (a)	9,346	6,593	7,446	9,297	13,888	42	(33)	7,802	17,727	(56)
Loans:
Loans retained	390,129	388,252	388,678	390,368	390,865	—	—	389,024	393,616	(1)
Loans held-for-sale	876	710	656	585	239	23	267	749	83	NM
Total loans	391,005	388,962	389,334	390,953	391,104	1	—	389,773	393,699	(1)
Deposits	492,022	486,064	471,581	461,097	456,940	1	8	483,297	450,677	7
Equity (b)	51,000	51,000	51,000	46,000	46,000	—	11	51,000	46,000	11

Headcount	138,686	141,688	145,651	151,333	156,064	(2)	(11)	138,686	156,064	(11)

(a)	Consists of prime mortgages originated with the intent to sell that are accounted for at fair value.

(b)	2014 includes $3.0 billion of capital held at the CCB level related to legacy mortgage servicing matters.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (a)	$1,102	$1,208	$1,266	$1,316	$1,330	(9)%	(17)%	$3,576	$4,510	(21)%
Nonaccrual loans(b)(c)	6,639	7,003	7,301	7,455	8,029	(5)	(17)	6,639	8,029	(17)
Nonperforming assets (b)(c)(d)	7,138	7,555	7,932	8,109	8,673	(6)	(18)	7,138	8,673	(18)
Allowance for loan losses (a)	10,993	11,284	11,686	12,201	13,500	(3)	(19)	10,993	13,500	(19)

Net charge-off rate (a)	1.12%	1.25%	1.32%	1.34%	1.35%			1.23%	1.53%
Net charge-off rate, excluding purchased credit-impaired
(“PCI”) loans	1.28	1.44	1.53	1.55	1.57			1.41	1.79
Allowance for loan losses to period-end loans retained	2.81	2.89	3.03	3.10	3.46			2.81	3.46
Allowance for loan losses to period-end loans retained,
excluding PCI loans (e)	2.14	2.22	2.27	2.36	2.54			2.14	2.54
Allowance for loan losses to nonaccrual loans
retained, excluding credit card (b)(e)	57	58	55	57	55			57	55
Nonaccrual loans to total period-end loans, excluding
credit card (d)	2.51	2.64	2.75	2.80	3.01			2.51	3.01
Nonaccrual loans to total period-end loans, excluding
credit card and PCI loans (b)(d)	3.07	3.25	3.42	3.49	3.79			3.07	3.79

BUSINESS METRICS
Number of:
Branches	5,613	5,636	5,632	5,630	5,652	—	(1)	5,613	5,652	(1)
ATMs (f)	20,513	20,394	20,370	20,290	20,041	1	2	20,513	20,041	2
Active online customers (in thousands)	35,957	35,105	35,038	33,742	32,916	2	9	35,957	32,916	9
Active mobile customers (in thousands)	18,351	17,201	16,405	15,629	14,993	7	22	18,351	14,993	22

Note: CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 35.

(a)
Net charge-offs and the net charge-off rates for the three months ended September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013 excluded $87 million, $48 million, $61 million and $53 million, respectively, and $196 million for the nine months ended September 30, 2014 of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

(b)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(c)
At September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.8 billion, $8.1 billion, $7.7 billion, $8.4 billion, and $8.9 billion, respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $354 million, $316 million, $387 million, $428 million and $456 million, respectively, that are 90 or more days past due; (3) real estate owned (“REO”) insured by U.S. government agencies of $464 million, $528 million, $618 million, $2.0 billion and $1.9 billion, respectively. These amounts have been excluded based upon the government guarantee. In accordance with new accounting guidance adopted in the third quarter of 2014, effective January 1, 2014, certain REO insured by U.S. government agencies previously reported in Other assets at June 30, 2014 and March 31, 2014 of $1.6 billion and $1.5 billion, respectively, were reclassified and are now being reported in Accrued interest and accounts receivable.

(d)	Prior periods were revised to conform with the current presentation.

(e)
The allowance for loan losses for PCI loans was $3.7 billion at both September 30, 2014 and June 30, 2014, $4.1 billion at March 31, 2014, $4.2 billion at December 31, 2013, and $5.0 billion at September 30, 2013; these amounts were also excluded from the applicable ratios.

(f)	Includes eATMs, formerly Express Banking Kiosks (“EBK”). Effective January 1, 2014, prior periods were revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
CONSUMER & BUSINESS BANKING
Lending- and deposit-related fees	$796	$747	$691	$744	$770	7%	3%	$2,234	$2,198	2%
Asset management, administration and commissions	522	507	483	470	465	3	12	1,512	1,345	12
Card income	409	406	376	384	384	1	7	1,191	1,111	7
All other income	127	162	122	122	127	(22)	—	411	370	11
Noninterest revenue	1,854	1,822	1,672	1,720	1,746	2	6	5,348	5,024	6
Net interest income	2,786	2,770	2,708	2,696	2,684	1	4	8,264	7,870	5
Total net revenue	4,640	4,592	4,380	4,416	4,430	1	5	13,612	12,894	6
Provision for credit losses	75	66	76	108	104	14	(28)	217	239	(9)
Noninterest expense	3,032	3,026	3,065	3,029	3,050	—	(1)	9,123	9,133	—
Income before income tax expense	1,533	1,500	1,239	1,279	1,276	2	20	4,272	3,522	21
Net income	$914	$894	$740	$780	$762	2	20	$2,548	$2,101	21

ROE	33%	33%	27%	28%	27%			31%	26%
Overhead ratio	65	66	70	69	69			67	71
Equity (period-end and average)	$11,000	$11,000	$11,000	$11,000	$11,000	—	—	$11,000	$11,000	—

BUSINESS METRICS
Business banking origination volume	$1,649	$1,917	$1,504	$1,298	$1,299	(14)	27	$5,070	$3,850	32
Period-end loans	20,644	20,276	19,589	19,416	19,029	2	8	20,644	19,029	8
Period-end deposits:
Checking	203,839	200,560	199,717	187,182	180,858	2	13	203,839	180,858	13
Savings	251,661	249,175	250,292	238,223	234,315	1	7	251,661	234,315	7
Time and other	23,304	24,421	25,092	26,022	28,277	(5)	(18)	23,304	28,277	(18)
Total period-end deposits	478,804	474,156	475,101	451,427	443,450	1	8	478,804	443,450	8
Average loans	20,382	19,928	19,450	19,021	18,884	2	8	19,923	18,785	6
Average deposits:
Checking	201,473	197,490	189,487	182,272	177,392	2	14	196,194	173,894	13
Savings	250,845	249,240	243,500	236,343	231,982	1	8	247,889	226,982	9
Time and other	23,845	24,832	25,478	27,354	28,728	(4)	(17)	24,712	29,856	(17)
Total average deposits	476,163	471,562	458,465	445,969	438,102	1	9	468,795	430,732	9
Deposit margin	2.20%	2.23%	2.27%	2.29%	2.32%			2.24%	2.33%
Average assets	$38,089	$37,810	$38,121	$37,818	$37,308	1	2	$38,006	$36,956	3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$75	$69	$76	$102	$100	9	(25)	$220	$235	(6)
Net charge-off rate	1.46%	1.39%	1.58%	2.13%	2.10%			1.48%	1.67%
Allowance for loan losses	$703	$703	$707	$707	$701	—	—	$703	$701	—
Nonperforming assets	304	335	365	391	419	(9)	(27)	304	419	(27)

RETAIL BRANCH BUSINESS METRICS
Net new investment assets	$4,269	$4,324	$4,241	$3,606	$3,199	(1)	33	$12,834	$12,400	4
Client investment assets	207,790	205,206	195,706	188,840	178,989	1	16	207,790	178,989	16
% managed accounts	39%	38%	37%	36%	34%			39%	34%
Number of:
Chase Private Client locations	2,461	2,408	2,244	2,149	1,948	2	26	2,461	1,948	26
Personal bankers	20,965	21,728	22,654	23,588	22,961	(4)	(9)	20,965	22,961	(9)
Sales specialists	4,155	4,405	4,817	5,740	6,269	(6)	(34)	4,155	6,269	(34)
Client advisors	3,099	3,075	3,062	3,044	3,028	1	2	3,099	3,028	2
Chase Private Clients	290,662	262,965	239,665	215,888	192,358	11	51	290,662	192,358	51
Accounts (in thousands) (a)	30,424	30,144	29,819	29,437	29,301	1	4	30,424	29,301	4

(a)	Includes checking accounts and Chase Liquid® cards.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
MORTGAGE BANKING
Mortgage fees and related income	$902	$1,290	$514	$1,087	$839	(30)%	8%	$2,706	$4,108	(34)%
All other income	66	(17)	(3)	51	38	NM	74	46	232	(80)
Noninterest revenue	968	1,273	511	1,138	877	(24)	10	2,752	4,340	(37)
Net interest income	1,016	1,013	1,058	1,092	1,143	—	(11)	3,087	3,456	(11)
Total net revenue	1,984	2,286	1,569	2,230	2,020	(13)	(2)	5,839	7,796	(25)
Provision for credit losses	(19)	(188)	(23)	(782)	(1,044)	90	98	(230)	(1,899)	88
Noninterest expense	1,279	1,306	1,403	2,062	1,900	(2)	(33)	3,988	5,540	(28)
Income before income tax expense	724	1,168	189	950	1,164	(38)	(38)	2,081	4,155	(50)
Net income	$439	$709	$114	$562	$705	(38)	(38)	$1,262	$2,520	(50)

ROE	10%	16%	3%	11%	14%			9%	17%
Overhead ratio	64	57	89	92	94			68	71
Equity (period-end and average)	$18,000	$18,000	$18,000	$19,500	$19,500	—	(8)	$18,000	$19,500	(8)

FUNCTIONAL RESULTS
Mortgage Production
Production revenue & other income (a)	$275	$251	$202	$383	$438	10	(37)	$728	$2,590	(72)
Production-related net interest income (a)	118	88	90	111	146	34	(19)	296	498	(41)
Production-related revenue, excluding repurchase (losses)/
benefits	393	339	292	494	584	16	(33)	1,024	3,088	(67)
Production expense (b)	381	413	478	989	669	(8)	(43)	1,272	2,099	(39)
Income, excluding repurchase (losses)/benefits	12	(74)	(186)	(495)	(85)	NM	NM	(248)	989	NM
Repurchase (losses)/benefits	62	137	128	221	175	(55)	(65)	327	110	197
Income/(loss) before income tax expense/(benefit)	74	63	(58)	(274)	90	17	(18)	79	1,099	(93)

Mortgage Servicing
Loan servicing revenue & other income (a)	$783	$864	$871	$870	$841	(9)	(7)	$2,518	$2,874	(12)
Servicing-related net interest income (a)	70	66	87	86	75	6	(7)	223	133	68
Servicing-related revenue	853	930	958	956	916	(8)	(7)	2,741	3,007	(9)
Changes in MSR asset fair value due to collection/realization
of expected cash flows	(214)	(237)	(245)	(267)	(284)	10	25	(696)	(827)	16
Net servicing-related revenue	639	693	713	689	632	(8)	1	2,045	2,180	(6)
Default servicing expense	349	340	364	474	623	3	(44)	1,053	1,595	(34)
Core servicing expense (b)	228	212	218	189	235	8	(3)	658	715	(8)
Servicing expense	577	552	582	663	858	5	(33)	1,711	2,310	(26)
Income/(loss), excluding MSR risk management	62	141	131	26	(226)	(56)	NM	334	(130)	NM
MSR risk management, including related net interest
income/(expense)	76	338	(401)	(24)	(180)	(78)	NM	13	(244)	NM
Income/(loss) before income tax expense/(benefit)	138	479	(270)	2	(406)	(71)	NM	347	(374)	NM

Real Estate Portfolios
Noninterest revenue	$(14)	$(79)	$(45)	$(45)	$(113)	82	88	$(138)	$(164)	16
Net interest income	828	858	882	895	922	(3)	(10)	2,568	2,826	(9)
Total net revenue	814	779	837	850	809	4	1	2,430	2,662	(9)
Provision for credit losses	(19)	(189)	(26)	(783)	(1,046)	90	98	(234)	(1,910)	88
Noninterest expense	321	342	346	411	375	(6)	(14)	1,009	1,142	(12)
Income before income tax expense	512	626	517	1,222	1,480	(18)	(65)	1,655	3,430	(52)
Mortgage Banking income before income tax
expense	$724	$1,168	$189	$950	$1,164	(38)	(38)	$2,081	$4,155	(50)
Mortgage Banking net income	$439	$709	$114	$562	$705	(38)	(38)	$1,262	$2,520	(50)

Overhead ratios
Mortgage Production	84%	87%	113%	138%	88%			94%	65%
Mortgage Servicing	81	53	186	100	190			83	119
Real Estate Portfolios	39	44	41	48	46			42	43

(a)	Effective April 1, 2014, prior period amounts were revised to conform with the current presentation.

(b)	Includes provision for credit losses.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
MORTGAGE BANKING (continued)	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS
Net production revenue:
Production revenue	$191	$186	$161	$303	$311	3%	(39)%	$538	$2,370	(77)%
Repurchase (losses)/benefits	62	137	128	221	175	(55)	(65)	327	110	197
Net production revenue	253	323	289	524	486	(22)	(48)	865	2,480	(65)
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	787	867	870	854	817	(9)	(4)	2,524	2,698	(6)
Changes in MSR asset fair value due to collection/
realization of expected cash flows	(214)	(237)	(245)	(267)	(284)	10	25	(696)	(827)	16
Total operating revenue	573	630	625	587	533	(9)	8	1,828	1,871	(2)
Risk management:
Changes in MSR asset fair value due to market interest
rates and other (a)	(101)	(368)	(362)	421	80	73	NM	(831)	1,698	NM
Other changes in MSR asset fair value due to other inputs
and assumptions in model (b)	44	220	(460)	(65)	(173)	(80)	NM	(196)	(446)	56
Changes in derivative fair value and other	133	485	422	(380)	(87)	(73)	NM	1,040	(1,495)	NM
Total risk management	76	337	(400)	(24)	(180)	(77)	NM	13	(243)	NM
Total net mortgage servicing revenue	649	967	225	563	353	(33)	84	1,841	1,628	13
Mortgage fees and related income	$902	$1,290	$514	$1,087	$839	(30)	8	$2,706	$4,108	(34)

MORTGAGE PRODUCTION AND MORTGAGE SERVICING
SELECTED BALANCE SHEET DATA (period-end)
Trading assets - loans (c)	$10,750	$7,409	$6,869	$6,832	$10,309	45	4	$10,750	$10,309	4
Loans:
Prime mortgage, including option ARMs (d)	14,625	14,964	15,290	15,136	15,571	(2)	(6)	14,625	15,571	(6)
Loans held-for-sale	370	822	238	614	138	(55)	168	370	138	168
SELECTED BALANCE SHEET DATA (average)
Trading assets - loans (c)	9,346	6,593	7,446	9,297	13,888	42	(33)	7,802	17,727	(56)
Loans:
Prime mortgage, including option ARMs (d)	15,166	15,489	15,391	15,641	15,878	(2)	(4)	15,347	16,782	(9)
Loans held-for-sale	525	301	341	274	172	74	205	390	60	NM
Average assets	42,750	41,101	45,890	49,742	54,870	4	(22)	43,236	59,622	(27)
Repurchase liability (period-end)	362	406	534	651	1,945	(11)	(81)	362	1,945	(81)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Prime mortgage, including option ARMs	$—	$1	$3	$1	$2	NM	NM	$4	$11	(64)
Net charge-off rate:
Prime mortgage, including option ARMs	—%	0.03%	0.08%	0.03%	0.05%			0.03%	0.09%
30+ day delinquency rate (e)	2.06	2.16	2.34	2.75	3.16			2.06	3.16
Nonperforming assets (f)(g)	$424	$474	$500	$519	$630	(11)	(33)	$424	$630	(33)
BUSINESS METRICS (in billions)
Mortgage origination volume by channel
Retail	$7.9	$7.2	$6.7	$9.8	$17.7	10	(55)	$21.8	$67.2	(68)
Correspondent (h)	13.3	9.6	10.3	13.5	22.8	39	(42)	33.2	75.0	(56)
Total mortgage origination volume (i)	$21.2	$16.8	$17.0	$23.3	$40.5	26	(48)	$55.0	$142.2	(61)
Mortgage application volume by channel
Retail	$12.8	$15.7	$14.6	$15.8	$20.7	(18)	(38)	$43.1	$92.2	(53)
Correspondent (h)	17.1	14.4	11.5	15.5	19.7	19	(13)	43.0	73.7	(42)
Total mortgage application volume	$29.9	$30.1	$26.1	$31.3	$40.4	(1)	(26)	$86.1	$165.9	(48)

(a)	Represents both the impact of changes in estimated future prepayments due to changes in market interest rates, and the difference between actual and expected prepayments.

(b)
Represents the aggregate impact of changes in model inputs and assumptions such as projected cash flows (e.g., cost to service), discount rates and changes in prepayments other than those attributable to changes in market interest rates (e.g., changes in prepayments due to changes in home prices).

(c)	Consists of prime mortgages originated with the intent to sell that are accounted for at fair value.

(d)	Predominantly represents prime mortgage loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies.

(e)
At September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, excluded mortgage loans insured by U.S. government agencies of $9.6 billion, $9.6 billion, $8.8 billion, $9.6 billion, and $10.0 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(f)
At September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.8 billion, $8.1 billion, $7.7 billion, $8.4 billion, and $8.9 billion, respectively, that are 90 or more days past due and (2) real estate owned (“REO”) insured by U.S. government agencies of $464 million, $528 million, $618 million, $2.0 billion and $1.9 billion, respectively. These amounts have been excluded based upon the government guarantee. In accordance with new accounting guidance adopted in the third quarter of 2014, effective January 1, 2014, certain REO insured by U.S. government agencies previously reported in Other assets at June 30, 2014 and March 31, 2014 of $1.6 billion and $1.5 billion, respectively, were reclassified and are now being reported in Accrued interest and accounts receivable.

(g)	Prior periods were revised to conform with the current presentation.

(h)
Includes rural housing loans sourced through correspondents, and prior to November 2013, through both brokers and correspondents, which are underwritten and closed with pre-funding loan approval from the U.S. Department of Agriculture Rural Development, which acts as the guarantor in the transaction.

(i)
Firmwide mortgage origination volume was $22.7 billion, $18.0 billion, $18.2 billion, $25.1 billion, and $44.2 billion for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively and $58.9 billion and $151.3 billion for the nine months ended September 30, 2014 and 2013, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS												NINE MONTHS ENDED SEPTEMBER 30,
											3Q14 Change						2014 Change
	3Q14		2Q14		1Q14		4Q13		3Q13		2Q14	3Q13	2014		2013		2013
MORTGAGE BANKING (continued)

MORTGAGE PRODUCTION AND MORTGAGE SERVICING
(continued)
BUSINESS METRICS (in billions)(continued)
Third-party mortgage loans serviced (period-end)	$766.3		$786.2		$803.1		$815.5		$831.1		(3)%	(8)%	$766.3		$831.1		(8)%
Third-party mortgage loans serviced (average)	776.3		794.7		809.3		823.3		831.5		(2)	(7)	793.3		842.0		(6)
MSR carrying value (period-end)	8.2		8.3		8.5		9.6		9.5		(1)	(14)	8.2		9.5		(14)
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	1.07%		1.06%		1.06%		1.18%		1.14%				1.07%		1.14%
Ratio of annualized loan servicing-related revenue to third-party
mortgage loans serviced (average)	0.34		0.35		0.37		0.38		0.38				0.36		0.40
MSR revenue multiple (a)	3.15	x	3.03	x	2.86	x	3.11	x	3.00	x			2.97	x	2.85	x

REAL ESTATE PORTFOLIOS
BUSINESS METRICS
Loans, excluding PCI loans
Period-end loans owned:
Home equity	$52,679		$54,485		$56,131		$57,863		$59,825		(3)	(12)	$52,679		$59,825		(12)
Prime mortgage, including option ARMs	59,343		54,709		51,520		49,463		47,958		8	24	59,343		47,958		24
Subprime mortgage	5,547		6,636		6,869		7,104		7,376		(16)	(25)	5,547		7,376		(25)
Other	492		510		529		551		568		(4)	(13)	492		568		(13)
Total period-end loans owned	$118,061		$116,340		$115,049		$114,981		$115,727		1	2	$118,061		$115,727		2
Average loans owned:
Home equity	$53,560		$55,329		$57,015		$58,838		$61,005		(3)	(12)	$55,288		$63,558		(13)
Prime mortgage, including option ARMs	57,083		53,132		50,735		48,875		46,177		7	24	53,673		43,680		23
Subprime mortgage	5,922		6,754		7,007		7,248		7,529		(12)	(21)	6,558		7,834		(16)
Other	502		520		540		560		579		(3)	(13)	521		598		(13)
Total average loans owned	$117,067		$115,735		$115,297		$115,521		$115,290		1	2	$116,040		$115,670		—

PCI loans
Period-end loans owned:
Home equity	$17,572		$18,070		$18,525		$18,927		$19,411		(3)	(9)	$17,572		$19,411		(9)
Prime mortgage	10,887		11,302		11,658		12,038		12,487		(4)	(13)	10,887		12,487		(13)
Subprime mortgage	3,790		3,947		4,062		4,175		4,297		(4)	(12)	3,790		4,297		(12)
Option ARMs	16,238		16,799		17,361		17,915		18,564		(3)	(13)	16,238		18,564		(13)
Total period-end loans owned	$48,487		$50,118		$51,606		$53,055		$54,759		(3)	(11)	$48,487		$54,759		(11)
Average loans owned:
Home equity	$17,806		$18,295		$18,719		$19,152		$19,677		(3)	(10)	$18,270		$20,218		(10)
Prime mortgage	11,103		11,487		11,870		12,273		12,705		(3)	(13)	11,484		13,124		(12)
Subprime mortgage	3,843		4,001		4,128		4,234		4,357		(4)	(12)	3,989		4,478		(11)
Option ARMs	16,503		17,074		17,687		18,234		18,890		(3)	(13)	17,084		19,573		(13)
Total average loans owned	$49,255		$50,857		$52,404		$53,893		$55,629		(3)	(11)	$50,827		$57,393		(11)

Total Real Estate Portfolios
Period-end loans owned:
Home equity	$70,251		$72,555		$74,656		$76,790		$79,236		(3)	(11)	$70,251		$79,236		(11)
Prime mortgage, including option ARMs	86,468		82,810		80,539		79,416		79,009		4	9	86,468		79,009		9
Subprime mortgage	9,337		10,583		10,931		11,279		11,673		(12)	(20)	9,337		11,673		(20)
Other	492		510		529		551		568		(4)	(13)	492		568		(13)
Total period-end loans owned	$166,548		$166,458		$166,655		$168,036		$170,486		—	(2)	$166,548		$170,486		(2)
Average loans owned:
Home equity	$71,366		$73,624		$75,734		$77,990		$80,682		(3)	(12)	$73,558		$83,776		(12)
Prime mortgage, including option ARMs	84,689		81,693		80,292		79,382		77,772		4	9	82,241		76,377		8
Subprime mortgage	9,765		10,755		11,135		11,482		11,886		(9)	(18)	10,547		12,312		(14)
Other	502		520		540		560		579		(3)	(13)	521		598		(13)
Total average loans owned	$166,322		$166,592		$167,701		$169,414		$170,919		—	(3)	$166,867		$173,063		(4)
Average assets	163,449		163,583		164,642		162,674		163,001		—	—	163,887		164,310		—
Home equity origination volume	789		802		655		643		580		(2)	36	2,246		1,481		52

(a)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
MORTGAGE BANKING (continued)

REAL ESTATE PORTFOLIOS (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries), excluding PCI loans (a)
Home equity	$95	$125	$166	$179	$218	(24)%	(56)%	$386	$787	(51)%
Prime mortgage, including option ARMs	9	(12)	(7)	(8)	(11)	NM	NM	(10)	49	NM
Subprime mortgage	(25)	(5)	13	(6)	(4)	(400)	NM	(17)	96	NM
Other	2	3	2	2	1	(33)	100	7	8	(13)
Total net charge-offs/(recoveries), excluding PCI loans	$81	$111	$174	$167	$204	(27)	(60)	$366	$940	(61)
Net charge-off/(recovery) rate, excluding PCI loans
Home equity	0.70%	0.91%	1.18%	1.21%	1.42%			0.93%	1.66%
Prime mortgage, including option ARMs	0.06	(0.09)	(0.06)	(0.06)	(0.09)			(0.02)	0.15
Subprime mortgage	(1.68)	(0.30)	0.75	(0.33)	(0.21)			(0.35)	1.64
Other	1.58	2.31	1.50	1.42	0.69			1.80	1.79
Total net charge-off/(recovery) rate, excluding PCI loans	0.27	0.38	0.61	0.57	0.70			0.42	1.09
Net charge-off/(recovery) rate - reported (a)
Home equity	0.53%	0.68%	0.89%	0.91%	1.07%			0.70%	1.26%
Prime mortgage, including option ARMs	0.04	(0.06)	(0.04)	(0.04)	(0.06)			(0.02)	0.09
Subprime mortgage	(1.02)	(0.19)	0.47	(0.21)	(0.13)			(0.22)	1.04
Other	1.58	2.31	1.50	1.42	0.69			1.80	1.79
Total net charge-off/(recovery) rate - reported	0.19	0.27	0.42	0.39	0.47			0.29	0.73

30+ day delinquency rate, excluding PCI loans (b)	2.85%	3.04%	3.33%	3.66%	3.81%			2.85%	3.81%
Allowance for loan losses, excluding PCI loans	$2,268	$2,368	$2,368	$2,568	$2,768	(4)	(18)	$2,268	$2,768	(18)
Allowance for PCI loans (a)	3,662	3,749	4,097	4,158	4,961	(2)	(26)	3,662	4,961	(26)
Allowance for loan losses	$5,930	$6,117	$6,465	$6,726	$7,729	(3)	(23)	$5,930	$7,729	(23)
Nonperforming assets (c)	6,031	6,445	6,796	6,919	7,385	(6)	(18)	6,031	7,385	(18)
Allowance for loan losses to period-end loans retained	3.56%	3.68%	3.88%	4.00%	4.53%			3.56%	4.53%
Allowance for loan losses to period-end loans retained,
excluding PCI loans	1.92	2.04	2.06	2.23	2.39			1.92	2.39

(a)
Net charge-offs and the net charge-off rates for the three months ended September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013 excluded $87 million, $48 million, $61 million and $53 million, respectively, and $196 million for the nine months ended September 30, 2014 of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

(b)	The 30+ day delinquency rate for PCI loans was 13.69%, 14.08%, 14.34%, 15.31%, and 16.19%, at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
CARD, MERCHANT SERVICES & AUTO
Card income	$1,068	$1,080	$972	$1,134	$1,075	(1)%	(1)%	$3,120	$3,155	(1)%
All other income	324	293	279	272	263	11	23	896	769	17
Noninterest revenue	1,392	1,373	1,251	1,406	1,338	1	4	4,016	3,924	2
Net interest income	3,251	3,180	3,260	3,262	3,294	2	(1)	9,691	10,098	(4)
Total net revenue	4,643	4,553	4,511	4,668	4,632	2	—	13,707	14,022	(2)
Provision for credit losses	846	974	763	746	673	(13)	26	2,583	1,923	34
Noninterest expense	1,994	2,124	1,969	2,230	1,917	(6)	4	6,087	5,848	4
Income before income tax expense	1,803	1,455	1,779	1,692	2,042	24	(12)	5,037	6,251	(19)
Net income	$1,115	$840	$1,082	$1,030	$1,235	33	(10)	$3,037	$3,756	(19)

ROE	23%	18%	23%	26%	32%			21%	32%
Overhead ratio	43	47	44	48	41			44	42
Equity (period-end and average)	$19,000	$19,000	$19,000	$15,500	$15,500	—	23	$19,000	$15,500	23

SELECTED BALANCE SHEET DATA (period-end)
Loans:
Credit Card	$126,959	$126,129	$121,816	$127,791	$123,982	1	2	$126,959	$123,982	2
Auto	52,778	53,042	52,952	52,757	50,810	—	4	52,778	50,810	4
Student	9,661	9,992	10,316	10,541	10,777	(3)	(10)	9,661	10,777	(10)
Total loans	$189,398	$189,163	$185,084	$191,089	$185,569	—	2	$189,398	$185,569	2

SELECTED BALANCE SHEET DATA (average)
Total assets	$202,833	$200,710	$201,771	$200,753	$198,702	1	2	$201,775	$197,427	2
Loans:
Credit Card	126,107	123,679	123,261	124,111	123,912	2	2	124,360	123,445	1
Auto	52,666	52,818	52,741	51,824	50,432	—	4	52,741	50,386	5
Student	9,837	10,155	10,449	10,668	10,907	(3)	(10)	10,145	11,178	(9)
Total loans	$188,610	$186,652	$186,451	$186,603	$185,251	1	2	$187,246	$185,009	1

BUSINESS METRICS
Credit Card, excluding Commercial Card
Sales volume (in billions)	$119.5	$118.0	$104.5	$112.6	$107.0	1	12	$342.0	$306.9	11
New accounts opened	2.2	2.1	2.1	2.4	1.7	5	29	6.4	4.9	31
Open accounts	65.5	65.8	65.5	65.3	65.0	—	1	65.5	65.0	1
Accounts with sales activity	32.1	31.8	31.0	32.3	30.0	1	7	32.1	30.0	7
% of accounts acquired online	56%	54%	51%	59%	53%			54%	53%

Merchant Services (Chase Paymentech Solutions)
Merchant processing volume (in billions)	$213.3	$209.0	$195.4	$203.4	$185.9	2	15	$617.7	$546.7	13
Total transactions (in billions)	9.4	9.3	9.1	9.6	8.9	1	6	27.8	26.0	7

Auto
Origination volume (in billions)	$6.8	$7.1	$6.7	$6.4	$6.4	(4)	6	$20.6	$19.7	5

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
CARD, MERCHANT SERVICES & AUTO (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Credit Card	$798	$885	$888	$891	$892	(10)%	(11)%	$2,571	$2,988	(14)%
Auto	50	29	41	51	44	72	14	120	107	12
Student	98	113	84	104	88	(13)	11	295	229	29
Total net charge-offs	946	1,027	1,013	1,046	1,024	(8)	(8)	2,986	3,324	(10)
Net charge-off rate:
Credit Card (a)	2.52%	2.88%	2.93%	2.86%	2.86%			2.77%	3.24%
Auto	0.38	0.22	0.32	0.39	0.35			0.30	0.28
Student	3.95	4.46	3.26	3.87	3.20			3.89	2.74
Total net charge-off rate	1.99	2.21	2.21	2.23	2.19			2.14	2.40

Delinquency rates
30+ day delinquency rate:
Credit Card (b)	1.43	1.41	1.61	1.67	1.69			1.43	1.69
Auto	0.97	0.93	0.92	1.15	0.93			0.97	0.93
Student (c)	2.43	2.67	2.75	2.56	2.60			2.43	2.60
Total 30+ day delinquency rate	1.35	1.34	1.47	1.58	1.53			1.35	1.53
90+ day delinquency rate - Credit Card (b)	0.67	0.69	0.80	0.80	0.79			0.67	0.79

Nonperforming assets (d)	$379	$301	$271	$280	$239	26	59	$379	$239	59
Allowance for loan losses:
Credit Card	3,590	3,594	3,591	3,795	4,097	—	(12)	3,590	4,097	(12)
Auto & Student	750	850	903	953	953	(12)	(21)	750	953	(21)
Total allowance for loan losses	4,340	4,444	4,494	4,748	5,050	(2)	(14)	4,340	5,050	(14)
Allowance for loan losses to period-end loans:
Credit Card (b)	2.84%	2.86%	2.96%	2.98%	3.31%			2.84%	3.31%
Auto & Student	1.20	1.35	1.43	1.51	1.55			1.20	1.55
Total allowance for loan losses to period-end loans	2.30	2.36	2.43	2.49	2.73			2.30	2.73

CARD SERVICES SUPPLEMENTAL INFORMATION
Noninterest revenue	$991	$982	$884	$1,051	$994	1	—	$2,857	$2,926	(2)
Net interest income	2,846	2,764	2,829	2,809	2,824	3	1	8,439	8,657	(3)
Total net revenue	3,837	3,746	3,713	3,860	3,818	2	—	11,296	11,583	(2)
Provision for credit losses	798	885	688	591	542	(10)	47	2,371	1,588	49
Noninterest expense	1,494	1,625	1,465	1,749	1,458	(8)	2	4,584	4,496	2
Income before income tax expense	1,545	1,236	1,560	1,520	1,818	25	(15)	4,341	5,499	(21)
Net income	$961	$709	$952	$927	$1,102	36	(13)	$2,622	$3,308	(21)

Percentage of average loans:
Noninterest revenue	3.12%	3.18%	2.91%	3.36%	3.18%			3.07%	3.17%
Net interest income	8.95	8.96	9.31	8.98	9.04			9.07	9.38
Total net revenue	12.07	12.15	12.22	12.34	12.22			12.14	12.55

(a)
Average credit card loans included loans held-for-sale of $335 million, $405 million, $315 million, $311 million and $67 million for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively, and $352 million and $23 million for the nine months ended September 30, 2014 and September 30, 2013, respectively. These amounts are excluded when calculating the net charge-off rate.

(b)
Period-end credit card loans included loans held-for-sale of $395 million, $508 million, $304 million, $326 million and $310 million at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively. These amounts are excluded when calculating delinquency rates and the allowance for loan losses to period-end loans.

(c)
Excluded student loans insured by U.S. government agencies under the FFELP of $640 million, $630 million, $687 million, $737 million and $769 million at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(d)
Nonperforming assets excluded student loans insured by U.S. government agencies under the FFELP of $354 million, $316 million, $387 million, $428 million and $456 million at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively, that are 90 or more days past due. These amounts have been excluded from nonaccrual loans based upon the government guarantee.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
INCOME STATEMENT
REVENUE
Investment banking fees	$1,542	$1,773	$1,444	$1,671	$1,510	(13)%	2%	$4,759	$4,660	2%
Principal transactions (a)	2,567	2,782	2,886	(162)	2,202	(8)	17	8,235	9,451	(13)
Lending- and deposit-related fees	424	449	444	454	471	(6)	(10)	1,317	1,430	(8)
Asset management, administration and commissions	1,141	1,186	1,179	1,129	1,128	(4)	1	3,506	3,584	(2)
All other income	468	341	283	487	392	37	19	1,092	1,106	(1)
Noninterest revenue	6,142	6,531	6,236	3,579	5,703	(6)	8	18,909	20,231	(7)
Net interest income	2,645	2,460	2,370	2,441	2,486	8	6	7,475	7,974	(6)
TOTAL NET REVENUE (b)	8,787	8,991	8,606	6,020	8,189	(2)	7	26,384	28,205	(6)

Provision for credit losses	(67)	(84)	49	(19)	(218)	(20)	(69)	(102)	(213)	(52)

NONINTEREST EXPENSE
Compensation expense	2,805	2,757	2,870	2,141	2,330	2	20	8,432	8,694	(3)
Noncompensation expense	3,230	3,301	2,734	2,751	2,669	(2)	21	9,265	8,158	14
TOTAL NONINTEREST EXPENSE	6,035	6,058	5,604	4,892	4,999	—	21	17,697	16,852	5

Income before income tax expense	2,819	3,017	2,953	1,147	3,408	(7)	(17)	8,789	11,566	(24)
Income tax expense	1,334	1,054	974	289	1,168	27	14	3,362	3,878	(13)
NET INCOME	$1,485	$1,963	$1,979	$858	$2,240	(24)	(34)	$5,427	$7,688	(29)

FINANCIAL RATIOS
ROE (c)	10%	13%	13%	6%	16%			12%	18%
Overhead ratio (d)	69	67	65	81	61			67	60
Compensation expense as a percent of total net revenue (e)	32	31	33	36	28			32	31

REVENUE BY BUSINESS
Advisory	$413	$397	$383	$434	$322	4	28	$1,193	$881	35
Equity underwriting	414	477	353	436	333	(13)	24	1,244	1,063	17
Debt underwriting	715	899	708	801	855	(20)	(16)	2,322	2,716	(15)
Total investment banking fees	1,542	1,773	1,444	1,671	1,510	(13)	2	4,759	4,660	2
Treasury Services	1,037	1,012	1,009	987	1,053	2	(2)	3,058	3,148	(3)
Lending	147	297	284	373	351	(51)	(58)	728	1,222	(40)
Total Banking	2,726	3,082	2,737	3,031	2,914	(12)	(6)	8,545	9,030	(5)
Fixed Income Markets	3,512	3,482	3,760	3,199	3,439	1	2	10,754	12,269	(12)
Equity Markets	1,231	1,165	1,295	873	1,249	6	(1)	3,691	3,885	(5)
Securities Services	1,078	1,137	1,011	1,025	996	(5)	8	3,226	3,057	6
Credit Adjustments & Other (f)	240	125	(197)	(2,108)	(409)	92	NM	168	(36)	NM
Total Markets & Investor Services	6,061	5,909	5,869	2,989	5,275	3	15	17,839	19,175	(7)
TOTAL NET REVENUE	$8,787	$8,991	$8,606	$6,020	$8,189	(2)	7	$26,384	$28,205	(6)

(a)
Included FVA (effective fourth quarter 2013) and debt valuation adjustments (“DVA”) on OTC derivatives and structured notes, measured at fair value. FVA and DVA gains/(losses) were $373 million, $173 million, $(30) million and $(2.0) billion for the three months ended September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013 respectively, and $516 million for the nine months ended September 30, 2014. DVA gains/(losses) were $(397) million and $84 million for the three and nine months ended September 30, 2013, respectively.

(b)
Included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as tax-exempt income from municipal bond investments of $611 million, $606 million, $600 million, $681 million and $537 million for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively, and $1.8 billion and $1.6 billion for the nine months ended September 30, 2014 and 2013, respectively.

(c)
Return on equity excluding FVA (effective fourth quarter 2013) and DVA, a non-GAAP financial measure, was 15% and 17% for the three months ended December 31, 2013 and September 30, 2013, respectively, and 18% for the nine months ended September 30, 2013. For additional information on this measure, see non-GAAP financial measures on page 35.

(d)
Overhead ratio excluding FVA (effective fourth quarter 2013) and DVA, a non-GAAP financial measure, was 61% and 58% for the three months ended December 31, 2013 and September 30, 2013, respectively, and 59% for the nine months ended September 30, 2013. For additional information on this measure, see non-GAAP financial measures on page 35.

(e)
Compensation expense as a percentage of total net revenue excluding FVA (effective fourth quarter 2013) and DVA, a non-GAAP financial measure, was 27% for both the three months ended December 31, 2013 and September 30, 2013, and 31% for the nine months ended September 30, 2013. For additional information on this measure, see non-GAAP financial measures on page 35.

(f)
Consists primarily of credit valuation adjustments (“CVA”) managed by the credit portfolio group, and FVA (effective fourth quarter 2013) and DVA on OTC derivatives and structured notes. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
SELECTED BALANCE SHEET DATA (period-end)
Assets	$874,321	$873,288	$879,992	$843,577	$867,474	—%	1%	$874,321	$867,474	1%
Loans:
Loans retained (a)	95,608	99,733	96,245	95,627	104,269	(4)	(8)	95,608	104,269	(8)
Loans held-for-sale and loans at fair value	6,724	9,048	8,421	11,913	3,687	(26)	82	6,724	3,687	82
Total loans	102,332	108,781	104,666	107,540	107,956	(6)	(5)	102,332	107,956	(5)
Equity	61,000	61,000	61,000	56,500	56,500	—	8	61,000	56,500	8

SELECTED BALANCE SHEET DATA (average)
Assets	$853,453	$846,142	$851,469	$849,320	$838,158	1	2	$850,362	$862,357	(1)
Trading assets - debt and equity instruments	320,380	317,054	306,140	308,374	300,135	1	7	314,577	326,037	(4)
Trading assets - derivative receivables	63,068	59,560	64,087	67,487	70,814	6	(11)	62,235	71,319	(13)
Loans:
Loans retained (a)	95,373	96,750	95,798	101,901	103,179	(1)	(8)	95,972	105,862	(9)
Loans held-for-sale and loans at fair value	8,018	8,891	8,086	4,326	5,113	(10)	57	8,331	5,438	53
Total loans	103,391	105,641	103,884	106,227	108,292	(2)	(5)	104,303	111,300	(6)

Equity	61,000	61,000	61,000	56,500	56,500	—	8	61,000	56,500	8

Headcount	51,597	51,729	51,837	52,250	52,445	—	(2)	51,597	52,445	(2)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(3)	$(4)	$(1)	$(11)	$(4)	25	25	$(8)	$(67)	88
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(b)	112	111	75	163	176	1	(36)	112	176	(36)
Nonaccrual loans held-for-sale and loans at fair value	119	167	176	180	210	(29)	(43)	119	210	(43)
Total nonaccrual loans	231	278	251	343	386	(17)	(40)	231	386	(40)

Derivative receivables	312	361	392	415	431	(14)	(28)	312	431	(28)
Assets acquired in loan satisfactions	67	106	110	80	38	(37)	76	67	38	76
Total nonperforming assets	610	745	753	838	855	(18)	(29)	610	855	(29)
Allowance for credit losses:
Allowance for loan losses	1,083	1,112	1,187	1,096	1,138	(3)	(5)	1,083	1,138	(5)
Allowance for lending-related commitments	445	479	484	525	490	(7)	(9)	445	490	(9)
Total allowance for credit losses	1,528	1,591	1,671	1,621	1,628	(4)	(6)	1,528	1,628	(6)

Net charge-off/(recovery) rate (a)	(0.01)%	(0.02)%	—%	(0.04)%	(0.02)%			(0.01)%	(0.08)%
Allowance for loan losses to period-end loans retained (a)	1.13	1.11	1.23	1.15	1.09			1.13	1.09
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (c)	1.88	1.80	2.18	2.02	2.01			1.88	2.01
Allowance for loan losses to nonaccrual loans retained (a)(b)	967	1,002	1,583	672	647			967	647
Nonaccrual loans to total period-end loans	0.23	0.26	0.24	0.32	0.36			0.23	0.36

(a)	Loans retained includes credit portfolio loans, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Allowance for loan losses of $19 million, $22 million, $13 million, $51 million and $56 million were held against these nonaccrual loans at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except rankings data and where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
BUSINESS METRICS
Assets under custody (“AUC”) (period-end) (in billions)	$21,245	$21,659	$21,135	$20,485	$19,736	(2)%	8%	$21,245	$19,736	8%

Client deposits and other third-party liabilities (average)	419,576	403,268	412,551	421,615	385,952	4	9	411,824	370,879	11

Trade finance loans (period-end)	27,510	28,291	32,491	30,752	34,356	(3)	(20)	27,510	34,356	(20)

95% Confidence Level - Total CIB VaR (average)

CIB trading VaR by risk type: (a)
Fixed income	$28	$38	$36	$39	$43	(26)	(35)	$34	$44	(23)
Foreign exchange	8	8	7	7	7	—	14	8	7	14
Equities	14	14	14	13	13	—	8	14	13	8
Commodities and other	7	9	11	15	13	(22)	(46)	9	14	(36)
Diversification benefit to CIB trading VaR (b)	(26)	(30)	(32)	(36)	(34)	13	24	(30)	(33)	9
CIB trading VaR (a)	31	39	36	38	42	(21)	(26)	35	45	(22)
Credit portfolio VaR (c)	10	10	13	11	12	—	(17)	11	13	(15)
Diversification benefit to CIB VaR (b)	(6)	(6)	(7)	(7)	(9)	—	33	(6)	(9)	33
CIB VaR (a)	$35	$43	$42	$42	$45	(19)	(22)	$40	$49	(18)

(a)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 144-146 of the 2013 Annual Report and on pages 69-71 of the Firm’s second quarter 2014 Form 10-Q.

(b)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(c)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$241	$252	$246	$253	$256	(4)%	(6)%	$739	$780	(5)%
Asset management, administration and commissions	21	26	23	26	28	(19)	(25)	70	90	(22)
All other income (a)	309	299	289	345	304	3	2	897	804	12
Noninterest revenue	571	577	558	624	588	(1)	(3)	1,706	1,674	2
Net interest income (b)	1,096	1,124	1,093	1,223	1,137	(2)	(4)	3,313	3,452	(4)
TOTAL NET REVENUE (c)	1,667	1,701	1,651	1,847	1,725	(2)	(3)	5,019	5,126	(2)

Provision for credit losses	(79)	(67)	5	43	(41)	18	93	(141)	42	NM

NONINTEREST EXPENSE
Compensation expense	301	292	307	252	288	3	5	900	863	4
Noncompensation expense	366	378	374	396	367	(3)	—	1,118	1,076	4
Amortization of intangibles	1	5	5	5	6	(80)	(83)	11	18	(39)
TOTAL NONINTEREST EXPENSE	668	675	686	653	661	(1)	1	2,029	1,957	4

Income before income tax expense	1,078	1,093	960	1,151	1,105	(1)	(2)	3,131	3,127	—
Income tax expense	429	435	382	458	440	(1)	(3)	1,246	1,245	—
NET INCOME	$649	$658	$578	$693	$665	(1)	(2)	$1,885	$1,882	—

Revenue by product:
Lending (b)	$847	$877	$863	$1,009	$922	(3)	(8)	$2,587	$2,817	(8)
Treasury services	612	627	610	612	605	(2)	1	1,849	1,817	2
Investment banking	166	166	146	170	155	—	7	478	405	18
Other	42	31	32	56	43	35	(2)	105	87	21
Total Commercial Banking revenue	$1,667	$1,701	$1,651	$1,847	$1,725	(2)	(3)	$5,019	$5,126	(2)

Investment banking revenue, gross (d)	$501	$481	$447	$502	$448	4	12	$1,429	$1,174	22

Revenue by client segment:
Middle Market Banking	$684	$709	$698	$744	$745	(4)	(8)	$2,091	$2,275	(8)
Corporate Client Banking	480	477	446	488	459	1	5	1,403	1,336	5
Commercial Term Lending	303	307	308	298	311	(1)	(3)	918	917	—
Real Estate Banking (b)	121	129	116	206	118	(6)	3	366	343	7
Other	79	79	83	111	92	—	(14)	241	255	(5)
Total Commercial Banking revenue	$1,667	$1,701	$1,651	$1,847	$1,725	(2)	(3)	$5,019	$5,126	(2)

FINANCIAL RATIOS
ROE	18%	19%	17%	20%	20%			18%	19%
Overhead ratio	40	40	42	35	38			40	38

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)	The fourth quarter of 2013 included proceeds of $98 million from a lending-related workout.

(c)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income from municipal bond activity of $108 million, $105 million, $104 million, $129 million, and $95 million for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively, and $317 million and $278 million for the nine months ended September 30, 2014 and 2013, respectively.

(d)	Represents the total revenue from investment banking products sold to CB clients.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$191,563	$192,523	$191,389	$190,782	$192,194	—%	—%	$191,563	$192,194	—%
Loans:
Loans retained	143,490	141,181	138,088	135,750	133,090	2	8	143,490	133,090	8
Loans held-for-sale and loans at fair value	353	1,094	848	1,388	2,071	(68)	(83)	353	2,071	(83)
Total loans	$143,843	$142,275	$138,936	$137,138	$135,161	1	6	$143,843	$135,161	6
Equity	14,000	14,000	14,000	13,500	13,500	—	4	14,000	13,500	4

Period-end loans by client segment:
Middle Market Banking	$53,015	$53,247	$52,496	$52,289	$52,214	—	2	$53,015	$52,214	2
Corporate Client Banking	21,138	21,585	20,479	20,925	21,425	(2)	(1)	21,138	21,425	(1)
Commercial Term Lending	52,235	50,986	49,973	48,925	47,612	2	10	52,235	47,612	10
Real Estate Banking	12,818	11,903	11,615	11,024	10,057	8	27	12,818	10,057	27
Other	4,637	4,554	4,373	3,975	3,853	2	20	4,637	3,853	20
Total Commercial Banking loans	$143,843	$142,275	$138,936	$137,138	$135,161	1	6	$143,843	$135,161	6

SELECTED BALANCE SHEET DATA (average)
Total assets	$190,678	$192,363	$192,748	$189,710	$185,744	(1)	3	$191,922	$184,450	4
Loans:
Loans retained	142,139	139,848	136,651	134,490	131,019	2	8	139,566	129,958	7
Loans held-for-sale and loans at fair value	649	982	1,039	1,070	599	(34)	8	889	883	1
Total loans	$142,788	$140,830	$137,690	$135,560	$131,618	1	8	$140,455	$130,841	7
Client deposits and other third-party liabilities	204,654	199,979	202,944	205,335	196,802	2	4	202,532	196,004	3
Equity	14,000	14,000	14,000	13,500	13,500	—	4	14,000	13,500	4

Average loans by client segment:
Middle Market Banking	$52,704	$52,763	$51,742	$51,730	$51,379	—	3	$52,407	$51,863	1
Corporate Client Banking	21,752	21,435	20,837	21,012	20,261	1	7	21,345	20,886	2
Commercial Term Lending	51,567	50,451	49,395	48,313	46,656	2	11	50,479	45,206	12
Real Estate Banking	12,268	11,724	11,408	10,675	9,675	5	27	11,803	9,213	28
Other	4,497	4,457	4,308	3,830	3,647	1	23	4,421	3,673	20
Total Commercial Banking loans	$142,788	$140,830	$137,690	$135,560	$131,618	1	8	$140,455	$130,841	7

Headcount	7,253	7,155	6,976	6,848	6,761	1	7	7,253	6,761	7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$5	$(26)	$(14)	$25	$16	NM	(69)	$(35)	$18	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)	361	429	468	471	558	(16)	(35)	361	558	(35)
Nonaccrual loans held-for-sale and loans
at fair value	14	17	17	43	8	(18)	75	14	8	75
Total nonaccrual loans	375	446	485	514	566	(16)	(34)	375	566	(34)

Assets acquired in loan satisfactions	11	12	20	15	19	(8)	(42)	11	19	(42)
Total nonperforming assets	386	458	505	529	585	(16)	(34)	386	585	(34)
Allowance for credit losses:
Allowance for loan losses	2,529	2,637	2,690	2,669	2,647	(4)	(4)	2,529	2,647	(4)
Allowance for lending-related commitments	178	155	141	142	171	15	4	178	171	4
Total allowance for credit losses	2,707	2,792	2,831	2,811	2,818	(3)	(4)	2,707	2,818	(4)

Net charge-off/(recovery) rate (b)	0.01%	(0.07)%	(0.04)%	0.07%	0.05%			(0.03)%	0.02%
Allowance for loan losses to period-end loans retained	1.76	1.87	1.95	1.97	1.99			1.76	1.99
Allowance for loan losses to nonaccrual loans retained (a)	701	615	575	567	474			701	474
Nonaccrual loans to total period-end loans	0.26	0.31	0.35	0.37	0.42			0.26	0.42

(a)
Allowance for loan losses of $71 million, $75 million, $86 million, $81 million and $102 million was held against nonaccrual loans retained at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

(b)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,263	$2,242	$2,100	$2,314	$2,017	1%	12%	$6,605	$5,918	12%
All other income	159	138	118	280	168	15	(5)	415	517	(20)
Noninterest revenue	2,422	2,380	2,218	2,594	2,185	2	11	7,020	6,435	9
Net interest income	594	576	560	585	578	3	3	1,730	1,706	1
TOTAL NET REVENUE	3,016	2,956	2,778	3,179	2,763	2	9	8,750	8,141	7

Provision for credit losses	9	1	(9)	21	—	NM	NM	1	44	(98)

NONINTEREST EXPENSE
Compensation expense	1,278	1,231	1,256	1,343	1,207	4	6	3,765	3,532	7
Noncompensation expense	784	811	799	828	774	(3)	1	2,394	2,174	10
Amortization of intangibles	19	20	20	74	22	(5)	(14)	59	65	(9)
TOTAL NONINTEREST EXPENSE	2,081	2,062	2,075	2,245	2,003	1	4	6,218	5,771	8

Income before income tax expense	926	893	712	913	760	4	22	2,531	2,326	9
Income tax expense	354	341	271	345	284	4	25	966	863	12
NET INCOME	$572	$552	$441	$568	$476	4	20	$1,565	$1,463	7

REVENUE BY LINE OF BUSINESS
Global Investment Management	$1,595	$1,547	$1,408	$1,787	$1,409	3	13	$4,550	$4,128	10
Global Wealth Management	1,421	1,409	1,370	1,392	1,354	1	5	4,200	4,013	5
TOTAL NET REVENUE	$3,016	$2,956	$2,778	$3,179	$2,763	2	9	$8,750	$8,141	7

FINANCIAL RATIOS
ROE	25%	25%	20%	25%	21%			23%	22%
Overhead ratio	69	70	75	71	72			71	71
Pretax margin ratio:
Global Investment Management	35	32	26	36	30			31	30
Global Wealth Management	26	28	26	20	25			27	27
Asset Management	31	30	26	29	28			29	29

Headcount	19,653	20,322	20,056	20,048	19,928	(3)	(1)	19,653	19,928	(1)

Number of Client advisors	2,873	2,828	2,925	2,962	2,995	2	(4)	2,873	2,995	(4)

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$130,296	$128,362	$124,478	$122,414	$117,475	2%	11%	$130,296	$117,475	11%
Loans (a)	102,411	100,907	96,934	95,445	90,538	1	13	102,411	90,538	13
Deposits	150,268	145,655	147,760	146,183	139,553	3	8	150,268	139,553	8
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$128,477	$125,492	$122,668	$119,041	$114,275	2	12	$125,567	$111,229	13
Loans	101,427	98,695	95,661	92,712	87,770	3	16	98,615	83,826	18
Deposits	151,240	147,747	149,432	144,027	138,742	2	9	149,480	138,251	8
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$11	$(13)	$5	$4	$9	NM	22	$3	$36	(92)
Nonaccrual loans	184	182	204	167	202	1	(9)	184	202	(9)
Allowance for credit losses:
Allowance for loan losses	273	276	263	278	260	(1)	5	273	260	5
Allowance for lending-related commitments	4	5	5	5	7	(20)	(43)	4	7	(43)
Total allowance for credit losses	277	281	268	283	267	(1)	4	277	267	4
Net charge-off rate	0.04%	(0.05)%	0.02%	0.02%	0.04%			—%	0.06%
Allowance for loan losses to period-end loans	0.27	0.27	0.27	0.29	0.29			0.27	0.29
Allowance for loan losses to nonaccrual loans	148	152	129	166	129			148	129
Nonaccrual loans to period-end loans	0.18	0.18	0.21	0.17	0.22			0.18	0.22

(a)
Included $21.3 billion, $20.4 billion, $19.7 billion, $18.9 billion and $17.5 billion of prime mortgage loans reported in the Consumer, excluding credit card, loan portfolio at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively. For the same periods, excluded $3.0 billion, $3.2 billion, $3.4 billion, $3.7 billion and $4.0 billion of prime mortgage loans reported in the CIO portfolio within the Corporate/Private Equity segment, respectively.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Sep 30, 2014
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2014 Change
CLIENT ASSETS	2014	2014	2014	2013	2013	2014	2013	2014	2013	2013
Assets by asset class
Liquidity	$440	$435	$444	$451	$446	1%	(1)%	$440	$446	(1)%
Fixed income	359	367	340	330	328	(2)	9	359	328	9
Equity	372	390	373	370	346	(5)	8	372	346	8
Multi-asset and alternatives	540	515	491	447	420	5	29	540	420	29
TOTAL ASSETS UNDER MANAGEMENT	1,711	1,707	1,648	1,598	1,540	—	11	1,711	1,540	11
Custody/brokerage/administration/deposits	633	766	746	745	706	(17)	(10)	633	706	(10)
TOTAL CLIENT ASSETS	$2,344	$2,473	$2,394	$2,343	$2,246	(5)	4	$2,344	$2,246	4

MEMO:
Alternatives client assets (a)	$166	$163	$160	$158	$151	2	10	$166	$151	10

Assets by client segment
Private Banking	$429	$383	$377	$361	$352	12	22	$429	$352	22
Institutional	799	798	773	777	752	—	6	799	752	6
Retail	483	526	498	460	436	(8)	11	483	436	11
TOTAL ASSETS UNDER MANAGEMENT	$1,711	$1,707	$1,648	$1,598	$1,540	—	11	$1,711	$1,540	11

Private Banking	$1,052	$1,012	$992	$977	$935	4	13	$1,052	$935	13
Institutional	803	798	773	777	752	1	7	803	752	7
Retail	489	663	629	589	559	(26)	(13)	489	559	(13)
TOTAL CLIENT ASSETS	$2,344	$2,473	$2,394	$2,343	$2,246	(5)	4	$2,344	$2,246	4

Assets under management rollforward
Beginning balance	$1,707	$1,648	$1,598	$1,540	$1,470			$1,598	$1,426
Net asset flows:
Liquidity	8	(11)	(6)	7	13			(9)	(11)
Fixed income	4	20	5	1	1			29	7
Equity	—	—	3	5	7			3	29
Multi-asset and alternatives	12	14	12	10	11			38	38
Market/performance/other impacts	(20)	36	36	35	38			52	51
Ending balance	$1,711	$1,707	$1,648	$1,598	$1,540			$1,711	$1,540

Client assets rollforward
Beginning balance	$2,473	$2,394	$2,343	$2,246	$2,157			$2,343	$2,095
Net asset flows	35	21	15	25	39			71	55
Market/performance/other impacts	(164)	58	36	72	50			(70)	96
Ending balance	$2,344	$2,473	$2,394	$2,343	$2,246			$2,344	$2,246

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
							3Q14 Change					2014 Change
	3Q14	2Q14	1Q14	4Q13		3Q13	2Q14		3Q13	2014	2013	2013
INCOME STATEMENT
REVENUE
Principal transactions	$310	$28	$350	$54		$378	NM	%	(18)%	$688	$509	35%
Securities gains	6	11	26	7		26	(45)		(77)	43	659	(93)
All other income	134	312	148	1,894	(c)	83	(57)		61	594	(30)	NM
Noninterest revenue	450	351	524	1,955		487	28		(8)	1,325	1,138	16
Net interest income	(28)	(81)	(156)	(203)		(366)	65		92	(265)	(1,636)	84
TOTAL NET REVENUE (a)	422	270	368	1,752		121	56		249	1,060	(498)	NM

Provision for credit losses	(8)	(10)	(11)	(13)		(17)	20		53	(29)	(15)	(93)

NONINTEREST EXPENSE
Compensation expense	820	693	687	551		551	18		49	2,200	1,748	26
Noncompensation expense (b)	1,468	1,091	683	1,331		9,890	35		(85)	3,242	11,877	(73)
Subtotal	2,288	1,784	1,370	1,882		10,441	28		(78)	5,442	13,625	(60)
Net expense allocated to other businesses	(1,579)	(1,604)	(1,536)	(1,441)		(1,345)	2		(17)	(4,719)	(3,811)	(24)
TOTAL NONINTEREST EXPENSE	709	180	(166)	441		9,096	294		(92)	723	9,814	(93)

Income/(loss) before income tax expense/(benefit)	(279)	100	545	1,324		(8,958)	NM		97	366	(10,297)	NM
Income tax expense/(benefit)	(677)	(269)	205	537		(2,495)	(152)		73	(741)	(3,532)	79
NET INCOME/(LOSS)	$398	$369	$340	$787		$(6,463)	8		NM	$1,107	$(6,765)	NM

MEMO:
TOTAL NET REVENUE
Private Equity	$281	$36	$363	$57		$398	NM		(29)	$680	$532	28
Treasury and Chief Investment Office (“CIO”)	132	87	2	(25)		(232)	52		NM	221	(767)	NM
Other Corporate	9	147	3	1,720		(45)	(94)		NM	159	(263)	NM
TOTAL NET REVENUE	$422	$270	$368	$1,752		$121	56		249	$1,060	$(498)	NM

NET INCOME/(LOSS)
Private Equity	$71	$7	$215	$13		$242	NM		(71)	$293	$272	8
Treasury and CIO	(30)	(46)	(94)	(78)		(193)	35		84	(170)	(598)	72
Other Corporate	357	408	219	852		(6,512)	(13)		NM	984	(6,439)	NM
TOTAL NET INCOME/(LOSS)	$398	$369	$340	$787		$(6,463)	8		NM	$1,107	$(6,765)	NM

TOTAL ASSETS (period-end)	$882,792	$878,886	$839,625	$805,987		$835,000	—		6	$882,792	$835,000	6

Headcount	25,199	24,298	22,474	20,717		19,843	4		27	25,199	19,843	27

(a)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $190 million, $180 million, $164 million, $144 million and $128 million for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively, and $534 million and $336 million for the nine months ended September 30, 2014 and 2013, respectively.

(b)
Included legal expense of $0.5 billion, $0.2 billion, $0.4 billion and $9.2 billion for the three months ended September 30, 2014, June 30, 2014, December 31, 2013 and September 30, 2013, respectively; legal expense for the three months ended March 31, 2014 was not material. Included legal expense of $0.7 billion and $9.8 billion for the nine months ended September 30, 2014 and 2013, respectively.

(c)	Included a $1.3 billion gain from the sale of Visa shares and a $493 million gain from the sale of One Chase Manhattan Plaza.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
SUPPLEMENTAL INFORMATION

TREASURY and CHIEF INVESTMENT OFFICE (“CIO”)
Securities gains	$6	$11	$26	$7	$26	(45)%	(77)%	$43	$652	(93)%
Investment securities portfolio (average) (a)	355,577	348,841	345,147	344,949	348,622	2	2	349,893	356,665	(2)
Investment securities portfolio (period-end) (b)	358,516	353,989	345,021	347,562	350,527	1	2	358,516	350,527	2
Mortgage loans (average)	3,183	3,425	3,670	3,980	4,562	(7)	(30)	3,424	5,538	(38)
Mortgage loans (period-end)	3,048	3,295	3,522	3,779	4,161	(7)	(27)	3,048	4,161	(27)

PRIVATE EQUITY
Private equity gains/(losses)
Direct investments
Realized gains/(losses)	$(70)	$513	$459	$(116)	$(142)	NM	51	$902	$(54)	NM
Unrealized gains/(losses) (c)	365	(467)	(60)	199	487	NM	(25)	(162)	535	NM
Total direct investments	295	46	399	83	345	NM	(14)	740	481	54
Third-party fund investments	28	19	(1)	10	83	47	(66)	46	127	(64)
Total private equity gains/(losses) (d)	$323	$65	$398	$93	$428	397	(25)	$786	$608	29

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$617	$657	$1,291	$1,035	$538	(6)	15	$617	$538	15
Cost	479	373	612	672	345	28	39	479	345	39
Quoted public value	617	673	1,334	1,077	538	(8)	15	617	538	15
Privately-held direct securities
Carrying value	4,275	4,541	4,675	5,065	6,266	(6)	(32)	4,275	6,266	(32)
Cost	5,049	5,756	5,844	6,022	7,096	(12)	(29)	5,049	7,096	(29)
Third-party fund investments (e)
Carrying value	496	570	990	1,768	1,905	(13)	(74)	496	1,905	(74)
Cost	484	605	1,033	1,797	1,910	(20)	(75)	484	1,910	(75)
Total private equity portfolio
Carrying value	$5,388	$5,768	$6,956	$7,868	$8,709	(7)	(38)	$5,388	$8,709	(38)
Cost	6,012	6,734	7,489	8,491	9,351	(11)	(36)	6,012	9,351	(36)

(a)
Average investment securities included held-to-maturity balances of $48.3 billion, $47.5 billion, $43.9 billion, $13.8 billion and $1.9 billion for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively, and $46.6 billion for the nine months ended September 30, 2014. The held-to-maturity balance for the nine months ended September 30, 2013, was not material.

(b)
Period-end investment securities included held-to-maturity balances of $48.8 billion, $47.8 billion, $47.3 billion, $24.0 billion and $4.5 billion at September 30, 2014, June, 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

(c)	Unrealized gains/(losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(d)	Included in principal transactions revenue in the Consolidated Statements of Income.

(e)
Unfunded commitments to third-party private equity funds were $117 million, $130 million, $160 million, $215 million, and $232 million at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Sep 30, 2014
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2014	2014	2014	2013	2013	2014	2013
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$239,892	$238,096	$236,324	$235,394	$233,452	1%	3%
Loans - PCI	48,487	50,118	51,606	53,055	54,759	(3)	(11)
Total loans retained	288,379	288,214	287,930	288,449	288,211	—	—
Loans held-for-sale	481	964	238	614	139	(50)	246
Total consumer, excluding credit card loans	288,860	289,178	288,168	289,063	288,350	—	—

Credit card loans
Loans retained (b)	126,564	125,621	121,512	127,465	123,672	1	2
Loans held-for-sale	395	508	304	326	310	(22)	27
Total credit card loans	126,959	126,129	121,816	127,791	123,982	1	2
Total consumer loans	415,819	415,307	409,984	416,854	412,332	—	1

Wholesale loans (c)
Loans retained	320,361	321,534	311,718	308,263	310,588	—	3
Loans held-for-sale and loans at fair value	7,077	10,142	9,269	13,301	5,759	(30)	23
Total wholesale loans	327,438	331,676	320,987	321,564	316,347	(1)	4

Total loans	743,257	746,983	730,971	738,418	728,679	—	2

Derivative receivables	72,453	62,378	59,272	65,759	66,788	16	8
Receivables from customers and other (d)	29,466	31,732	26,494	26,883	24,618	(7)	20
Total credit-related assets	101,919	94,110	85,766	92,642	91,406	8	12

Lending-related commitments
Consumer, excluding credit card	54,912	56,410	56,541	56,057	58,787	(3)	(7)
Credit card	531,301	533,688	535,614	529,383	532,251	—	—
Wholesale	470,991	451,275	456,531	446,232	449,067	4	5
Total lending-related commitments	1,057,204	1,041,373	1,048,686	1,031,672	1,040,105	2	2

Total credit exposure	$1,902,380	$1,882,466	$1,865,423	$1,862,732	$1,860,190	1	2

Memo: Total by category
Consumer exposure (e)	$1,002,136	$1,005,509	$1,002,295	$1,002,433	$1,003,499	—	—
Wholesale exposures (f)	900,244	876,957	863,128	860,299	856,691	3	5
Total credit exposure	$1,902,380	$1,882,466	$1,865,423	$1,862,732	$1,860,190	1	2

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 35.

(a)	Includes loans reported in CCB, and prime mortgage loans reported in the AM business segment and in Corporate/Private Equity.

(b)	Includes accrued interest and fees net of an allowance for the uncollectible portion of accrued interest and fee income.

(c)	Includes loans reported in CIB, CB and AM business segments and Corporate/Private Equity.

(d)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated Balance Sheets.

(e)	Represents total consumer loans and consumer lending-related commitments.

(f)	Represents total wholesale loans, wholesale lending-related commitments, derivative receivables and receivables from customers.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2014
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2014	2014	2014	2013	2013	2014	2013
NONPERFORMING ASSETS (a)
Consumer, excluding credit card loans (b)	$6,702	$7,070	$7,370	$7,496	$8,076	(5)%	(17)%
Credit card loans	—	—	—	—	1	—	NM
Total consumer nonaccrual loans (c)	6,702	7,070	7,370	7,496	8,077	(5)	(17)

Wholesale nonaccrual loans
Loans retained	659	727	753	821	950	(9)	(31)
Loans held-for-sale and loans at fair value	133	184	193	223	218	(28)	(39)
Total wholesale nonaccrual loans	792	911	946	1,044	1,168	(13)	(32)

Total nonaccrual loans	7,494	7,981	8,316	8,540	9,245	(6)	(19)

Derivative receivables	312	361	392	415	431	(14)	(28)
Assets acquired in loan satisfactions	584	675	765	751	704	(13)	(17)
Total nonperforming assets	8,390	9,017	9,473	9,706	10,380	(7)	(19)
Wholesale lending-related commitments (d)	134	122	95	206	244	10	(45)
Total nonperforming exposure	$8,524	$9,139	$9,568	$9,912	$10,624	(7)	(20)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	1.01%	1.07%	1.14%	1.16%	1.27%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	2.32	2.44	2.56	2.59	2.80
Total wholesale nonaccrual loans to total
wholesale loans	0.24	0.27	0.29	0.32	0.37

(a)
At September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.8 billion, $8.1 billion, $7.7 billion, $8.4 billion, and $8.9 billion, respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the FFELP of $354 million, $316 million, $387 million, $428 million and $456 million, respectively, that are 90 or more days past due; and (3) real estate owned (“REO”) insured by U.S. government agencies of $464 million, $528 million, $618 million, $2.0 billion and $1.9 billion, respectively. These amounts have been excluded based upon the government guarantee. In accordance with new accounting guidance adopted in the third quarter of 2014, effective January 1, 2014, certain REO insured by U.S. government agencies previously reported in Other assets at June 30, 2014 and March 31, 2014 of $1.6 billion and $1.5 billion, respectively, were reclassified and are now being reported in Accrued interest and accounts receivable. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, nonmodified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)	Includes loans held-for-sale of $120 million and $163 million at September 30, 2014 and June 30, 2014, respectively.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change				2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13	2014	2013	2013
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$15,326	$15,847	$16,264	$17,571	$19,384	(3)%	(21)%	$16,264	$21,936	(26)%
Net charge-offs:
Gross charge-offs	1,458	1,511	1,632	1,687	1,792	(4)	(19)	4,601	5,780	(20)
Gross recoveries	(344)	(353)	(363)	(359)	(446)	3	23	(1,060)	(1,306)	19
Net charge-offs	1,114	1,158	1,269	1,328	1,346	(4)	(17)	3,541	4,474	(21)
Write-offs of PCI loans (a)	87	48	61	53	—	81	NM	196	—	NM
Provision for loan losses	769	682	917	76	(467)	13	NM	2,368	112	NM
Other	(5)	3	(4)	(2)	—	NM	NM	(6)	(3)	(100)
Ending balance	$14,889	$15,326	$15,847	$16,264	$17,571	(3)	(15)	$14,889	$17,571	(15)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$648	$638	$705	$677	$753	2	(14)	$705	$668	6
Provision for lending-related commitments	(12)	10	(67)	28	(76)	NM	84	(69)	9	NM
Other	1	—	—	—	—	NM	NM	1	—	NM
Ending balance	$637	$648	$638	$705	$677	(2)	(6)	$637	$677	(6)

Total allowance for credit losses	$15,526	$15,974	$16,485	$16,969	$18,248	(3)	(15)	$15,526	$18,248	(15)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.41%	0.44%	0.52%	0.57%	0.59%			0.46%	0.69%
Credit card retained loans	2.52	2.88	2.93	2.86	2.86			2.77	3.24
Total consumer retained loans	1.05	1.17	1.24	1.26	1.27			1.15	1.45
Wholesale retained loans	0.02	(0.06)	0.02	0.03	0.03			(0.01)	—
Total retained loans	0.60	0.64	0.71	0.73	0.74			0.65	0.83
Consumer retained loans, excluding credit card and
PCI loans	0.50	0.54	0.63	0.70	0.73			0.55	0.86
Consumer retained loans, excluding PCI loans	1.19	1.34	1.42	1.44	1.47			1.31	1.68
Total retained, excluding PCI loans	0.65	0.69	0.77	0.79	0.81			0.70	0.90

Memo: Average retained loans
Consumer retained, excluding credit card loans	$288,309	$288,341	$288,547	$288,751	$287,729	—	—	$288,398	$289,478	-
Credit card retained loans	125,772	123,274	122,946	123,800	123,845	2	2	124,008	123,422	-
Total average retained consumer loans	414,081	411,615	411,493	412,551	411,574	1	1	412,406	412,900	-
Wholesale retained loans	318,207	315,415	309,037	311,090	306,008	1	4	314,253	306,076	3
Total average retained loans	$732,288	$727,030	$720,530	$723,641	$717,582	1	2	$726,659	$718,976	1

Consumer retained, excluding credit card and
PCI loans	$239,054	$237,484	$236,143	$234,858	$232,100	1	3	$237,571	$232,085	2
Consumer retained, excluding PCI loans	364,826	360,758	359,089	358,658	355,945	1	2	361,579	355,507	2
Total retained, excluding PCI loans	683,028	676,168	668,120	669,738	661,941	1	3	675,827	661,570	2

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. Any write-offs of PCI loans are recognized when the underlying loan is removed from a pool (e.g., upon liquidation).

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2014
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2014	2014	2014	2013	2013	2014	2013
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$618	$598	$607	$601	$689	3%	(10)%
Formula-based	3,178	3,396	3,443	3,697	3,798	(6)	(16)
PCI	3,662	3,749	4,097	4,158	4,961	(2)	(26)
Total consumer, excluding credit card	7,458	7,743	8,147	8,456	9,448	(4)	(21)
Credit card
Asset-specific (a)(b)	500	583	606	971	1,080	(14)	(54)
Formula-based	3,090	3,011	2,985	2,824	3,017	3	2
Total credit card	3,590	3,594	3,591	3,795	4,097	—	(12)
Total consumer	11,048	11,337	11,738	12,251	13,545	(3)	(18)
Wholesale
Asset-specific (a)	124	138	144	181	209	(10)	(41)
Formula-based	3,717	3,851	3,965	3,832	3,817	(3)	(3)
Total wholesale	3,841	3,989	4,109	4,013	4,026	(4)	(5)
Total allowance for loan losses	14,889	15,326	15,847	16,264	17,571	(3)	(15)
Allowance for lending-related commitments	637	648	638	705	677	(2)	(6)
Total allowance for credit losses	$15,526	$15,974	$16,485	$16,969	$18,248	(3)	(15)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	2.59%	2.69%	2.83%	2.93%	3.28%
Credit card allowance to total credit card retained loans	2.84	2.86	2.96	2.98	3.31
Wholesale allowance to total wholesale retained loans	1.20	1.24	1.32	1.30	1.30
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.35	1.40	1.51	1.50	1.52
Total allowance to total retained loans	2.02	2.08	2.20	2.25	2.43
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	113	112	111	113	117
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	156	154	151	150	149
Wholesale allowance to wholesale retained nonaccrual loans	583	549	546	489	424
Total allowance to total retained nonaccrual loans	206	201	195	196	195

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.58	1.68	1.71	1.83	1.92
Total allowance to total retained loans	1.63	1.69	1.75	1.80	1.89
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	58	58	55	57	56
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	105	105	100	100	94
Total allowance to total retained nonaccrual loans	155	152	145	146	140

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses is related to loans that have been modified in a TDR; such allowance is calculated based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 30.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Sep 30, 2014
							Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,				2014 Change
	2014		2014	2014	2013	2013	2014	2013	2014		2013	2013
CAPITAL (a)
Transitional Standardized Approach
CET1 capital (b)	$162,716	(f)	$160,086	$156,874	$148,887	$144,584	2%	13%	$162,716	(f)	$144,584	13%
Tier 1 capital	184,031	(f)(g)	179,884	173,431	165,663	161,345	2	14	184,031	(f)(g)	161,345	14
Total capital	218,670	(f)	213,780	208,430	199,286	196,224	2	11	218,670	(f)	196,224	11
Risk-weighted assets	1,462,465	(f)	1,458,620	1,438,354	1,387,863	1,374,039	—	6	1,462,465	(f)	1,374,039	6
Adjusted average assets (c)	2,408,414	(f)	2,374,025	2,355,690	2,343,713	2,327,427	1	3	2,408,414	(f)	2,327,427	3
CET1 capital ratio (b)	11.1	(f)%	11.0%	10.9%	10.7%	10.5%			11.1	(f)%	10.5%
Tier 1 capital ratio	12.6	(f)	12.3	12.1	11.9	11.7			12.6	(f)	11.7
Total capital ratio	15.0	(f)	14.7	14.5	14.4	14.3			15.0	(f)	14.3
Tier 1 leverage ratio	7.6	(f)	7.6	7.4	7.1	6.9			7.6	(f)	6.9

Transitional Advanced Approach
CET1 capital	$162,716	(f)	160,086				2%		$162,716	(f)
Tier 1 capital	184,031	(f)(g)	179,884				2		184,031	(f)(g)
Total capital	203,688	(f)	203,076				—		203,688	(f)
Risk-weighted assets	1,601,955	(f)	1,626,427				(2)		1,601,955	(f)
Adjusted average assets (c)	2,408,414	(f)	2,374,025				1		2,408,414	(f)
CET1 capital ratio	10.2	(f)%	9.8%						10.2	(f)%
Tier 1 capital ratio	11.5	(f)	11.1						11.5	(f)
Total capital ratio	12.7	(f)	12.5						12.7	(f)
Tier 1 leverage ratio	7.6	(f)	7.6						7.6	(f)

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders’ equity	$211,214		$208,851	$204,572	$200,020	$195,512	1	8	$211,214		$195,512	8
Less: Goodwill	47,970		48,110	48,065	48,081	48,100	—	—	47,970		48,100	—
Less: Other intangible assets	1,274		1,339	1,489	1,618	1,817	(5)	(30)	1,274		1,817	(30)
Add: Deferred tax liabilities (e)	2,991		2,969	2,935	2,953	2,921	1	2	2,991		2,921	2
Total tangible common equity	$164,961		$162,371	$157,953	$153,274	$148,516	2	11	$164,961		$148,516	11

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders’ equity	$209,621		$206,159	$201,797	$196,360	$197,232	2	6	$205,888		$196,425	5
Less: Goodwill	48,081		48,084	48,054	48,088	48,073	—	—	48,073		48,106	—
Less: Other intangible assets	1,308		1,416	1,548	1,741	1,878	(8)	(30)	1,423		2,021	(30)
Add: Deferred tax liabilities (e)	2,980		2,952	2,944	2,937	2,904	1	3	2,959		2,867	3
Total tangible common equity	$163,212		$159,611	$155,139	$149,468	$150,185	2	9	$159,351		$149,165	7

INTANGIBLE ASSETS (period-end)
Goodwill	$47,970		$48,110	$48,065	$48,081	$48,100	—	—	$47,970		$48,100	—
Mortgage servicing rights	8,236		8,347	8,552	9,614	9,490	(1)	(13)	8,236		9,490	(13)
Purchased credit card relationships	38		41	86	131	176	(7)	(78)	38		176	(78)
All other intangibles	1,236		1,298	1,403	1,487	1,641	(5)	(25)	1,236		1,641	(25)
Total intangible assets	$57,480		$57,796	$58,106	$59,313	$59,407	(1)	(3)	$57,480		$59,407	(3)

DEPOSITS (period-end)
U.S. offices:
Noninterest-bearing	$440,067		$417,607	$384,503	$389,863	$399,658	5	10	$440,067		$399,658	10
Interest-bearing	619,595		623,781	625,641	626,392	605,305	(1)	2	619,595		605,305	2
Non-U.S. offices:
Noninterest-bearing	19,134		17,757	13,590	17,611	20,964	8	(9)	19,134		20,964	(9)
Interest-bearing	255,738		260,606	258,971	253,899	255,175	(2)	—	255,738		255,175	—
Total deposits	$1,334,534		$1,319,751	$1,282,705	$1,287,765	$1,281,102	1	4	$1,334,534		$1,281,102	4

(a)
Basel III Transitional rules became effective on January 1, 2014; all data prior to that date is based on Basel I rules. Basel III presents two comprehensive methodologies for calculating risk-weighted assets: a Standardized approach and an Advanced approach. On February 21, 2014, the Federal Reserve informed the Firm that it had satisfactorily completed the parallel run requirements and is approved to calculate, and publicly disclose commencing with the second quarter of 2014, capital under the transitional Advanced Approach, in addition to the transitional Standardized Approach. As required by the Collins Amendment of the Wall Street Reform and Consumer Protection Act, the capital adequacy of the Firm will be evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Regulatory capital on pages 74-78 of the Firm’s second quarter 2014 Form 10-Q.

(b)
CET1 capital under Basel III replaced Tier 1 common capital under Basel I. Prior to Basel III becoming effective on January 1, 2014, Tier 1 common capital was a non-GAAP financial measure. For further discussion of Tier 1 common capital, see page 35.

(c)
Adjusted average assets, for purposes of calculating the leverage ratio, includes total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of nonfinancial equity investments that are subject to deductions from Tier 1 capital.

(d)	For further discussion of TCE, see page 35.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

(g)	At September 30, 2014, TruPS included in Basel III Tier 1 capital were $2.7 billion.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS										NINE MONTHS ENDED SEPTEMBER 30,
								3Q14 Change							2014 Change
	3Q14	2Q14		1Q14	4Q13	3Q13		2Q14	3Q13		2014		2013		2013
EARNINGS PER SHARE
Basic earnings per share
Net income/(loss)	$5,572	$5,985		$5,274	$5,278	$(380)		(7)%	NM	%	$16,831		$12,645		33%
Less: Preferred stock dividends	304	268		227	190	229		13	33		799		615		30
Net income/(loss) applicable to common equity	5,268	5,717		5,047	5,088	(609)		(8)	NM		16,032		12,030		33
Less: Dividends and undistributed earnings allocated to
participating securities	133	144		149	150	41	(g)	(8)	224		427		374		14
Net income/(loss) applicable to common stockholders	$5,135	$5,573		$4,898	$4,938	$(650)		(8)	NM		$15,605		$11,656		34

Total weighted-average basic shares outstanding	3,755.4	3,780.6		3,787.2	3,762.1	3,767.0		(1)	—		3,774.4		3,789.2		—
Net income/(loss) per share	$1.37	$1.47		$1.29	$1.31	$(0.17)		(7)	NM		$4.13		$3.08		34

Diluted earnings per share
Net income/(loss) applicable to common stockholders	$5,135	$5,573		$4,898	$4,938	$(650)		(8)	NM		$15,605		$11,656		34
Total weighted-average basic shares outstanding	3,755.4	3,780.6		3,787.2	3,762.1	3,767.0		(1)	—		3,774.4		3,789.2		—
Add: Employee stock options, SARs and warrants (a)	33.3	31.9		36.4	35.0	—	(h)	4	NM		33.9		31.7		7
Total weighted-average diluted shares outstanding (b)	3,788.7	3,812.5		3,823.6	3,797.1	3,767.0	(h)	(1)	1		3,808.3		3,820.9		—
Net income/(loss) per share	$1.36	$1.46		$1.28	$1.30	$(0.17)		(7)	NM		$4.10		$3.05		34

COMMON DIVIDENDS
Cash dividends declared per common share	$0.40	$0.40	(f)	$0.38	$0.38	$0.38		—	5		$1.18	(f)	$1.06	(f)	11
Dividend payout ratio	29%	27%		29%	29%	NM	%				28%		34%

COMMON EQUITY REPURCHASE PROGRAM (c)
Total shares of common stock repurchased	25.5	24.8		6.7	5.5	13.6		3	88		57.0		90.6		(37)
Average price paid per share of common stock	$58.37	$55.53		$57.31	$54.27	$54.30		5	7		$57.01		$49.56		15
Aggregate repurchases of common equity:
Settlement-date basis	$1,488.7	$1,375.4		$385.9	$298.7	$739.7		8	101		$3,250.0		$4,489.9		(28)
Trade-date basis	1,471.6	1,462.5		399.9	289.7	697.8		1	111		3,334.0		4,498.9		(26)

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans (d)	2.4	1.4		35.3	2.5	3.8		71	(37)		39.1		45.8		(15)
Net impact of employee issuances on stockholders’ equity (e)	$288	$335		$325	$377	$298		(14)	(3)		$948		$815		16

(a)
Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans. The aggregate number of shares issuable upon the exercise of such options was 1 million for each of the three months ended September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, and 1 million and 8 million for the nine months ended September 30, 2014 and 2013, respectively.

(b)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(c)
On March 26, 2014, the Firm announced that following the Board of Governors of the Federal Reserve System (“Federal Reserve”) release of the 2014 CCAR results, JPMorgan Chase & Co. is authorized to repurchase $6.5 billion of common equity between April 1, 2014 and March 31, 2015. Such repurchases will be done pursuant to the $15.0 billion common equity (i.e., common stock and warrants) repurchase program previously authorized by the Firm on March 13, 2012.

(d)	Shares issued from treasury stock related to employee stock-based compensation awards and employee stock purchase plans are presented on a settlement-date basis.

(e)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and stock appreciation rights (“SARs”).

(f)
On May 20, 2014, the Board of Directors increased the quarterly common stock dividend from $0.38 to $0.40 per share. On May 21, 2013, the Board increased the quarterly common stock dividend from $0.30 to $0.38 per share.

(g)
Due to the net loss applicable to common equity during the three months ended September 30, 2013, dividends were only deemed to be distributed to participating security holders, and such security holders do not share in net losses. Net losses were completely allocated to common stockholders.

(h)
Due to the net loss applicable to common stockholders during the three months ended September 30, 2013, no common equivalent shares have been included in the computation of diluted earnings per share for the period as the effect would be antidilutive.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

The following are several of the non-GAAP financial measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s consolidated results and the results of the lines of business on a “managed” basis. The definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total consolidated net revenue for the Firm (and total net revenue for each of the business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on consolidated net income/(loss) as reported by the Firm or net income/(loss) as reported by the lines of business.

(b)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(c)
Tangible common equity (“TCE”), ROTCE, and Tangible book value per share (“TBVPS”) TCE represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures consolidated earnings as a percentage of average TCE. TBVPS represents the Firm’s tangible common equity divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to management, as well as investors and analysts, in assessing the Firm’s use of equity and in facilitating comparisons of the Firm with competitors.

(d)
Prior to Basel III becoming effective for the Firm on January 1, 2014, Tier 1 common capital and the Tier 1 common ratio under Basel I were non-GAAP financial measures. For additional information on Basel III, including the transitional provisions, see Regulatory capital on pages 74-78 of JPMorgan Chase’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.

(e)	Corporate & Investment Bank provides certain non-GAAP financial measures, as such measures are used by management to assess the underlying performance of the business and for comparability with peers:

•
The ratio of the allowance for loan losses to end-of-period loans is calculated excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

•
Prior to January 1, 2014, the CIB provided several non-GAAP financial measures excluding the impact of FVA (effective fourth quarter 2013) and DVA on: net revenue, net income, and compensation, overhead and return on equity ratios. Beginning in the first quarter 2014, the Firm does not exclude FVA and DVA from its assessment of business performance; however, the Firm continues to present these non-GAAP measures for the periods prior to January 1, 2014, as they reflected how management assessed the underlying business performance of the CIB in those prior periods.